MASTER LOAN AND SECURITY AGREEMENT

貸款與擔保總約定書

(For general banking facilities use)

(供一般銀行授信用)

O-Bank Co., Ltd.	
Name of Client 授信客戶	
Execution Date 執行日期	

HKCO-01 (2017 01)

THIS MASTER LOAN AND SECURITY AGREEMENT is made this _____day of ______________________

本貸款與擔保總約定書於__________年___月___日

BETWEEN:

由下列各方立約人訂定：

(1) **O-Bank CO., LTD.**, a banking corporation incorporated under the laws of Taiwan carrying on business at Suites 3210-14, 32/F, Tower 6, The Gateway, Harbour City, 9 Canton Road, Tsim Sha Tsui, Hong Kong (the "**Bank**") ; and

(1) 王道商業銀行股份有限公司，是依台灣法令設立及登記之公司，以" O-Bank Co., Ltd." 名稱於香港經營業務及進行交易，其地址為尖沙咀廣東道9號海港城港威大廈6座32樓3210-14室（下稱「本行」）；及

(2) The Person(s) whose particulars are specified in Schedule 1 (the "**Customer**").

(2) 附件一中載列其資料之人士（下稱「客戶」）。

IT IS NOW AGREED as follows:

茲同意如下：

1. <u>Definitions and Interpretations</u>

1. <u>定義及釋義</u>

1.1 In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:-
於本約定書中，除非於上下文另有規定，否則下述的文字及詞語將具下列所述的含意：

(a) "**business day**" means a day when banks are generally open for business in Hong Kong but excluding Saturdays and Sunday and any day on which typhoon signal No. 8 or above is hoisted or remains hoisted between 9:00 a.m. and 12:00 noon and is not lowered at or before 12:00 noon or on which a "black" rainstorm warning signal is hoisted or remains in effect between 9:00 a.m. and 12:00 noon and is not discontinued at or before 12:00 noon;

(a) 「營業日」指在香港銀行正常開門營業之日，但不包括星期六及星期日，亦不包括任何懸掛8號或以上之風球當日，或在早上9:00至中午12:00期間持續懸掛，且在中午12:00或以前仍未解除當日；或是懸掛黑色暴雨警報，或在早上9:00至中午12:00期間仍續生效，且在中午12:00或之前仍未解除當日；

(b) "**facilities**" means any general banking facilities or such other credit accommodations extended to the Customer by the Bank from time to time upon such terms and conditions as the Bank shall at its absolute discretion shall determine.

(b) 「授信」指由本行不時按照本行絕對的酌情權決定的條款及章則授予客戶的任何一般銀行融資或其他信貸融資；

(c) "**Hong Kong**" means the Hong Kong Special Administrative Region of the People's Republic of China;

(c) 「香港」指中華人民共和國香港特別行政區；

1.2 In this Agreement, unless the context otherwise requires, any reference:
於本約定書中，除非於上下文另有規定，否則任何引用：

(a) to a Clause or Schedule is a reference to the Clause of or the Schedule to this Agreement and this Agreement includes those Schedules;

(a) 涉及條文或附件者，是引用本約定書之條文或附件，而本約定書包含其附件；

(b) in a Clause to a sub-Clause is a reference to a sub-Clause of that Clause;

(b) 在條文中引用附屬條文者，則是引用該條文之附屬條文；

(c) to a person includes an individual, a body corporate, a partnership, any other unincorporated body or association of persons and any state or state agency and also includes the successors of that person;

(c) 涉及人士者，包括個人、法人團體、合夥商號、任何其他非屬法人團體的團體或組織以及任何國家或國家機構，亦包括該人之繼承者；

(d) to a time of day is a reference to the time in Hong Kong, unless expressly indicated otherwise;

(d) 涉及一日中之時間者，除非另有明文規定，否則是引用香港時間；

(e) to an enactment includes that enactment as amended, replaced or re-enacted and any subordinate legislation made under it from time to time;

(e) 涉及成文法則者，包括該成文法則不時經修訂、取代或重新公布者，以及任何依該成文法則所不時制定之附屬立法；

(f) to an "**agreement**" includes any document or deed or instrument and any other kind of commitment;

(f) 涉及「合約書」者，包括任何文件、契據或文書，以及任何其他種類之承諾；

(g) to "**assets**" includes all kinds of properties, undertakings, revenues and rights (whether tangible or intangible);

(g) 涉及「資產」者，包括所有種類之財產、承諾書、收益以及權利（無論是有形或無形）；

(h) to a "**guarantee**" includes an indemnity and any other kind of assurance against financial loss and "**guaranteed**" will be construed accordingly;

(h) 涉及「保證」者，包括彌償以及任何其他對於財務損失之保證，而稱「作出擔保」者亦同此解釋；

(i) to a "**regulation**" includes a rule, code, directive, requirement, request or guideline, whether or not having the force of law, of any governmental or other regulatory agency or authority;

(i) 涉及「法規」者，包括規則、守規、指令、規定、要求或指引，不論其是否具有任何政府或其他監管

機構或機關之法律權力；

(j) to a "**right**" includes a power, a remedy and a discretion;
(j) 涉及「權利」者，包括權力、補救以及酌情權；

(k) to a "**Subsidiary**" or "**Subsidiaries**" has the meaning specified in section 2 of the Companies Ordinances Cap.622.
(k) 涉及「附屬公司」或「該等附屬公司」者，是依據《公司條例》第622章第2條所規定之定義。

1.3 In this Agreement, words importing the plural include the singular and vice versa.
1.3 於本約定書中，複數詞包括單數，反之亦然。

1.4 In this Agreement, words importing a gender include every gender.
1.4 於本約定書中，單一性別詞包括所有性別。

1.5 In this Agreement, an obligation not to do something will also be treated as an obligation not to permit it to be done.
1.5 於本約定書中，不為某行為之義務，亦將被視為不得允許完成某行為之義務。

1.6 Where the Customer is a partnership, (i) the term "**Customer**" shall mean each of the present and future partners of such partnership (ii) the partners are jointly and severally responsible and (iii) upon any change in the partners or any partner dies or becoming bankrupt or incapable, the Bank shall treat the partners for the time being as having full power and authority to carry on the business of the Customer and to deal with its assets as if there had been no such change, death, bankruptcy or incapacity.
1.6 若客戶是合夥商號，(i)「客戶」應是指此等合夥商號現在與未來之每一合夥人，(ii)合夥人是共同及個別負責，(iii)當合夥人有任何變更，或任何合夥人死亡、破產或成為無行為能力，本行應將當時之合夥人視為有完全之權力與授權以進行客戶之營運及處理其資產，如同此等變更、死亡、破產或無行為能力未曾發生一般。

1.7 Where the Customer is a sole proprietorship or partnership, the term "**Customer**" shall include any personal representative and lawful successor in title of the sole proprietor or any partner.
1.7 若客戶是獨資商號或合夥商號，「客戶」應包括以獨資商號或任何合夥人之名義之任何遺產代理人及法定繼承人。

1.8 Where this Agreement is signed on behalf of an unincorporated body or association of persons, all agreements, undertakings and liabilities shall be binding on each member or person comprising such body or association, whether present or future.
1.8 若本約定書是代表非屬法人團體的團體或組織簽署，不論於現在或未來，所有合約書、承諾書與責任，均對此等團體或組織之每一成員或人士具約束力。

1.9 In this Agreement, the headings are inserted for convenience only and shall not affect its interpretation or construction.
1.9 於本約定書中，標題只是為方便而添加，並不影響其解釋。

1.10 In the event of any conflict or inconsistency between this Agreement and the Schedule hereto, the provisions of the latter shall prevail.
1.10 若本約定書與其附件之內容有任何衝突或不一致時，應以附件之條文為準。

2. <u>Payments</u>
2. <u>付款</u>

(a) The Customer shall repay immediately on demand all moneys, liabilities or other obligations, whether actual or contingent, now or in future become owing to the Bank by the Customer (whether as principal or surety, alone or jointly with any other person), together with all interests accrued up to the date of repayment at such rates and upon such terms as determined by the Bank from time to time in its absolute discretion, commissions, fees or other charges and all expenses (including legal costs on a full indemnity basis) incurred by the Bank in relation to the Customer or the preparation or enforcement of any guarantees or security for any monies, liabilities or obligations as aforesaid. Upon making such a demand, the Bank may also cancel and terminate any or all general banking facilities and other facilities or accommodation made available to the Customer. All interest and commission or commitment fees shall accrue on a daily basis and be calculated on the actual number of days elapsed and on the basis of a 365 day year for Hong Kong Dollars or 360 day year for U.S. Dollars or on the basis of prevailing banking practice.
(a) 一經提出付款要求，客戶應立即償還所有款項、責任或其他義務，不論其是實際的還是或有的、現在或將來由客戶積欠本行者（不論其是本金或擔保、單獨或與任何其他人連帶），連同所有本行不時按絕對酌情決定之利率及條件計算至償還日之利息，以及由本行所招致而與客戶相關之手續費、費用、或其他費用與所有開支（包含以完全彌償為基礎之法律成本），或與對於任何上述款項、責任或債務所為之任何保證或擔保之準備或執行相關者。於提出此等付款要求時，本行亦得取消及終止向客戶所提供的任何或全部之一般銀行融通與其他融資或貸款。所有利息與手續費或承擔之費用應按日計算，並依一年365日（港幣計價）或一年360日（美金計價）之基礎，依實際經過之日數計算之，或依照現行的銀行實務作為基礎作出計算。

(b) Unless otherwise specified by the Bank in relation to a particular transaction, any payment due on a day which is not a business day will become due on the immediately succeeding business day and interest will be adjusted as appropriate, except that if the next business day falls in another calendar month then payment shall become due on the immediately preceding business day and interest will be adjusted as appropriate.
(b) 除非於特定交易中本行另有特別規定，否則任何到期付款之到期日並非營業日者，將順延至緊接其後之第一個營業日為到期日，利息亦將予以適當調整，但如下一營業日是在另一日曆月，則付款將於緊接其前之第一個營業日到期，而利息將予以適當調整。

(c) All payments by the Customer shall be made in full to the Bank in the currency of the relevant Facility not later than **10:00 a.m.** (local time) on the respective Final Repayment Dates (as defined in Schedule 4) to the account of

the Bank for such purpose and in immediately available funds free and clear of and without any set-off, counterclaim, deduction, withholding for any present or future taxes, imposts, levies, duties or other charges or condition of any kind except that, if the Customer is compelled by law to make such deduction or withholding, the sum payable by the Customer shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

(c) 客戶之所有付款應於各自的最後償還日（如附件四定義）上午10:00（本地時間）之前，以該銀行融資所使用之貨幣，基於償還之目的存入本行帳戶以全額償還本行，且此等付款應是即時可用之資金，並未負擔任何現在或未來之稅賦、關稅、稅額、稅捐或其他規費或任何相類之抵銷、反申索、扣減、預扣，然而若客戶是依法令之要求而進行此等扣減或扣繳時，客戶所支付之總額應提高，以使本行實際上所收到之款項，等同於未有任何扣繳時本行所能收取之款項。

(d) The Bank may at its sole discretion and without liability whatsoever apply any and all monies it receives from the Customer in or towards satisfaction of the moneys, liabilities or obligations owing by the Customer to the Bank from time to time in such manner as the Bank may deem fit and/or hold them in a suspense account with a view to preserving its rights to prove for the whole of the moneys due from the Customer.

(d) 本行得依其絕對酌情權決定且於毋須負擔任何責任的情況下，以本行認為適當之方式，將其自客戶處取得之任何一切款項用於清償客戶不時積欠本行之款項、債務或義務，及/或基於保全本行證明客戶所積欠之全部款項之權利，將此等款項置於一暫時之帳戶。

(e) Payment by the Customer to the Bank shall be in the currency(ies) of the relevant liability(ies) or, if the Bank so agrees, in a different currency or currencies (collectively, "**Appropriate Currency**"), in which case the conversion(s) to that different currency(ies) shall be made at the exchange rate(s) which the Bank determines to be prevailing in the relevant foreign exchange market(s) at the relevant time(s) ("**Applicable Exchange Rate**"), such determination to be made by the Bank at its absolute discretion and to be conclusive and binding on the Customer. If for any reason the Bank receives an amount in any currency other than the Appropriate Currency, the Bank is authorised to purchase the amount in the Appropriate Currency with the amount of the payment so received at the Applicable Exchange Rate in accordance with the Bank's usual practice and the Customer shall indemnify and keep indemnified the Bank from and against any shortfall (including the cost of conversion). Until such shortfall is repaid to the Bank, such shortfall shall form part of the sums owed hereunder to the Bank and bear interest accordingly. Any shortfall not paid on demands hall bear default interest in accordance with Clause 4(d) of this Agreement.

(e) 客戶應以有關債務之貨幣向本行付款，或者，若本行同意，則以其同意之不同貨幣（統稱為「適當貨幣」）為之，而其轉換為不同貨幣時，應依本行所決定適用之有關外幣交易市場於相關時間之匯率為準（「適用匯率」），此決定本行有絕對酌情及不可推翻，並對客戶具約束力。不論基於任何理由，若本行收受任何非屬適當貨幣之貨幣款項，則本行被授權依照其常規，以適用匯率購入相當於所收到付款款項之適當貨幣，而客戶應彌償本行其中之任何差額（包括兌換之成本）。於此等差額償還本行之前，此等差額應記入本約定書下所積欠本行之款項之內，並隨之承擔利息。任何經提出付款要求而未支付之差額，應依本約定書第4(d)條之規定承擔違約利息。

(f) If any moneys paid to the Bank in respect of any liability owed by the Customer to the Bank are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Agreement as if such moneys had not been paid.

(f) 若任何與客戶積欠本行之任何債務相關而支付予本行之款項，因任何關於無償債能力、破產或清盤之相關法律之要求，或因任何其他原因而須退還時，本行應有權執行本約定書如同此等款項尚未支付。

3. **Events of Default**

3. 違約事件

All amounts (including principal and interest accrued thereon) due or owing by the Customer to the Bank shall become immediately due and payable by the Customer without further demand or other legal formality of any kind and the Bank shall not be required to provide any further services, accommodation or make any further advances under any of the facilities to the Customer upon the occurrence of any of the following events of default by notice to the Customer whether or not for a reason beyond the control of the Customer:

無論是否客戶無法控制之原因，當以下任何違約事件一經向客戶通知，本行毋須進一步作付款要求或進行任何形式之其他法律手續，所有到期或由客戶積欠本行之款項（包含本金及其累計之利息），將立即到期並須予支付，本行亦毋須就任何對客戶之授信，提供任何進一步之服務、融通，或提供任何進一步之借款：

(a) the Customer's failure to pay any principal, interest, charges or other costs and expenses payable to the Bank on the due date(s), in the currency(ies) and in the manner stipulated herein or in any facility letter, loan agreement or otherwise;

(a) 客戶未能於到期日屆滿時，依本約定書或任何授信書、貸款契約書或其他文件所規定之貨幣及方式支付任何應向本行支付之本金、利息、費用或其他成本與開支；

(b) the Customer's failure for any reason whatsoever to discharge promptly any of its obligations in respect of this Agreement or any facility letter or any security document to which it is a party or to comply with any undertakings (affirmative or negative) or obligations to the Bank howsoever and whenever arising;

(b) 無論客戶基於任何理由，未能立即履行任何關於其為本約定書或授信書或任何擔保文件一方當事人之所定之義務，或未能遵守任何不論其是如何及何時產生對本行之承諾（正面或反面）或義務；

(c) the Customer's failure to pay any money, debts and liabilities owing or incurred, due but unpaid to the Bank in any manner howsoever or on any account whether as principal or surety and whether alone or jointly with any other person, firm or corporation;

(c) 客戶未能以任何方式或就任何帳戶，支付所積欠或已發生、到期但尚未向本行支付之任何款項、債務或責任，不論其是作為主事人或擔保人，亦不論是單獨或與聯同任何其他個人、商號或法團；

(d) any of the Customer's representations, warranties, undertakings or statements when made or deemed to be made or repeated under this Agreement, and/or any other agreement with the Bank or any information or agreement delivered by the Customer to the Bank being incorrect or misleading in any respect or the Customer is in breach of any such representations, warranties, undertakings or statements;

(d) 任何客戶依本約定書，及/或任何其他與本行間之合約書所為或被視為其所為或重述之陳述、保證、承諾或聲明，或由客戶向本行寄送之任何訊息或約定，在任何方面有錯誤或誤導之情形，或是客戶違反任何此等陳述、保證、承諾或聲明；

(e) any distress, attachment, sequestration, execution or other legal process is levied, enforced or sued on or against any asset of the Customer which are subject to the security documents executed in favour of the Bank;

(e) 就客戶為本行為受益人所簽署之擔保文件中所涉及之任何資產有任何扣押、查封、假扣押、執行或其他法律程序已被查押、強制執行或起訴；

(f) an event occurs which, in the reasonable opinion of the Bank, will have a material adverse effect on the financial position including, without limitation, the sale, disposal or compulsory acquisition (other than in the normal course of trading or on terms previously approved in writing by the Bank) of any of the Customer's assets or any part thereof from time to time considered by the Bank to be material, or affect or prevent the ability of the Customer and/or any third party security provider in respect of the Customer's liabilities (the "**relevant party**") to perform its/their obligations under this Agreement, any facility letter and/or any security document;

(f) 依本行合理的意見，有使財務狀況產生重大不利影響之事件發生，包括但不限於：任何客戶資產或其中之任何一部分之出售、處置或強制收購（但不包括事前經本行以書面同意之一般正常交易或條件），而依本行不時之認定，是屬重大的，或是將會影響或妨礙客戶及/或任何就客戶責任（下稱「相關當事人」）提供擔保之第三人履行其於本約定書、任何授信及/或任何擔保文件下所定之義務者；

(g) a default occurs under the provisions of this Agreement and/or any agreement or instrument evidencing or securing the Customer's indebtedness or any such indebtedness becomes payable or capable of being declared payable before its stated maturity and is not paid when due;

(g) 發生違反本約定書及/或任何合約書或擔保客戶債務之契約書或文件之條款之事件，或任何此等債務已成為應付帳款或於載明到期前已可被宣告為應付帳款且在到期時未付款；

(h) a petition is presented or proceedings are commenced or an order is made or an effective resolution is passed or a notice is issued for convening a meeting of members for the purpose of passing such resolution for the Customer's or relevant party's bankruptcy or winding up or for the appointment of a liquidator, receiver, official administrator or similar officer in respect of the Customer and/or the relevant party or all or any part of its/their business or assets or if the Customer and/or the relevant party otherwise becomes insolvent or bankrupt under any court of law;

(h) 為了客戶或相關當事人之破產或清盤或為了有關於客戶及/或相關當事人或其營業或資產之全部或部份指定清盤人、承受人、財產管理人或類似人員之指定之目的，而已提出呈請、或開始程序、或發出了命令、或通過有效之決議，或為了做成此等決議之目的而發出通知以召集成員開會，或如客戶及/或相關當事人於任何法院被視為無支付能力或破產；

(i) the Customer and/or the relevant party fails to perform any obligations or duties on their respective part provided in this Agreement, any facility letter and/or any security document which is not capable of remedy or, if it can be remedied, has not been remedied within seven (7) calendar days or any such other period as otherwise specified by the Bank;

(i) 客戶及/或相關當事人未能履行就本約定書、任何授信及/或任何擔保文件中所規定其應履行之任何義務或責任，而此等未能履行之情況是不能補救，或是若可補救，而並未在接獲本行要求提出補救之通知後七個日曆天內，或是本行另行規定的期間內，完成補救措施；

(j) (in the case the Customer is a company) any change in the legal or beneficial owner(s) of any of the Customer without the prior written consent of the Bank;

(j) (如果客戶為公司)未經本行事前書面同意，任何客戶之法律權益上或實益擁有人發生任何變動；

(k) any governmental, tax, monetary or other approval required of the Customer or the relevant party under this Agreement or any facility letter or security document is withdrawn or is revised in a way prejudicial to the Bank;

(k) 任何本約定書或任何授信或擔保文件下，客戶或相關當事人所需之任何政府稅項、財務要求或其他批准被撤銷或是有不利於本行之修改；

(l) any event occurs which constitutes or with the passing of time or the giving of notice or both, would constitute an event of default under any other agreement to which the Customer is a party;

(l) 發生任何構成或伴時間消失或發出通知或二者兼具之事件，將構成以客戶為一方當事人之任何其他合約書之違約事件；

(m) any present or future security on or over any assets of the Customer or the relevant party becomes enforceable;

(m) 任何現在或未來於客戶或相關當事人之任何資產上之擔保成為可強制執行；

(n) (in the case the Customer is a company) the Customer ceases to carry on the core business it carries on at the date hereof or any substantial part thereof;

(n) (如果客戶為公司)客戶停止進行其在本約定書簽定時所進行之核心業務或任何其中之重要部分；

(o) this Agreement, any facility letter, any security document or any other ancillary documents is/are not, or ceases to be, in full force and effect; and

(o) 本約定書、任何授信、任何擔保文件或任何其他補充文件是無效或不再有十足效力及作用；及

(p) the occurrence of any event which under the law of any relevant jurisdiction, has an analogous or equivalent effect to any event mentioned in this Clause 3.

(p) 依任何相關司法管轄區之法律規定，發生任何具有與任何本第3條所規定之事件類似或相同效果的事件。

The Bank is entitled to take any action or exercise any right or pursue any remedy conferred upon it by this Agreement, any facility letter, any security document or any other ancillary document or by any applicable law or regulation or otherwise as a consequence of an event of default as set out in Clause 3 above in satisfaction of the obligations and liabilities due and owed to the Bank by the Customer.

本行有權依本約定書、任何授信、任何擔保文件或任何其他補充文件或依任何應適用之法律或規定，或另行由第3條所規定之違約事件之後果所授與其之權利，採取任何行動或執行任何權利或尋求任何補救，以清償客戶積欠本行且已到期之債務與責任。

4. Interest

4. 利息

(a) Interest shall be payable by the Customer on all moneys, liabilities or obligations due to the Bank from time to time at such rates and upon such terms as determined by the Bank at its absolute discretion, and charged to the account(s) of the Customer monthly in arrears without prejudice to the right of the Bank to require payment of such interest.

(a) 利息應由客戶依所有不時積欠本行之款項、責任或義務，依本行絕對酌情權決定之利率與條件支付，並按月計入客戶帳戶內，但並不影響本行要求支付此等利息之權利。

(b) Unless otherwise agreed between the Customer and the Bank in writing, interest shall accrue from day to day and shall be calculated on the basis of actual number of days elapsed and a 365-day year or such other period as may be appropriate or customary having regard to the currency (or currencies) in which the relevant facility is made available, and be due and payable at such times and shall be compounded in such manner as the Bank may determine in its absolute discretion from time to time. The Bank reserves the right to change the base(s) of calculation of interest at any time if due to market condition or other circumstances not within its control, the Bank determines that the applicable interest rate or the base of calculation of interest do not reflect its actual cost of funding or maintaining the relevant loan or facility.

(b) 除客戶與本行另有書面同意外，利息應按日累計，且應以一年365日或其他適當之期間，或依相關授信所使用之貨幣（或多種貨幣）有關之慣例，實際經過之日數為基礎予以計算，並依本行絕對酌情權不時決定之時間與方式而到期且成為應付帳款並以複利計算。本行保留不時依市場狀況或其他本行無法控制之情形，調整利息計算基礎之權利，本行所決定之適用利率或利息計算基礎，並未反映其融通或維持相關貸款或授信之實際成本。

(c) Interest shall commence from and include the date of a drawing of the facility or the date a drawing of the facility is rolled over or further rolled over (as the case may be) or in such other manner as agreed between the Customer and the Bank from time to time. In the event of prepayment or repayment of any loan on a day other than an Interest Payment Date or the Final Repayment Date (as defined in Schedule 4 hereto), the Customer shall pay to the Bank on demand such amount (if any) as the Bank shall certify (such certificate to be conclusive and binding save for manifest error) to compensate and indemnify the Bank for any loss incurred by it as a consequence of such prepayment or repayment (including without prejudice to the generality of the foregoing, all losses incurred in liquidating or employing deposits from a third party).

(c) 利息之累計應始於並包括每筆授信取款當日，或每筆授信續展取款或進一步續展取款當日（視情況而定），或依客戶及本行不時同意之其他方式計算。若任何一筆貸款之提前還款或還款，是發生於利息清償日或最後償還日（定義如本約定書附件四）以外之日，客戶一經被要求，即應向本行支付本行所證明（除有明顯錯誤外，此等憑證是不可推翻且有約束力）之款項（如有），以賠償及彌償本行因此等還款或提前還款後續所招致之任何損失（包括但不損及前述所說明之所有因結算或利用第三人之存款所招致之損害）。

(d) If the Customer defaults in payment of any amount, whether principal, interest or otherwise when due, it shall pay to the Bank default interest on such overdue amount from the due date for payment until actual date of payment at such rate or rates stipulated by the Bank from time to time. Such default interest shall be due and payable to the Bank on demand.

(d) 若客戶就任何款項之還款發生違約情形，不論其是本金、利息或任何其他到期之款項，客戶均應就此等逾期款項，自還款之到期日起至實際還款日止，依本行不時所規定之利率，向本行支付違約利息。此等違約利息一經本行作付款要求，即應被視為到期及應付款項。

(e) Any certificate or determination of the Bank as to any rate of interest, rate of exchange or any other amount payable hereunder shall be conclusive and binding on the Customer in the absence of manifest error.

(e) 除有明顯錯誤者外，本行依本約定書就任何利率、匯率或任何其他應付之款項所作之任何憑證或決定，將不可推翻及對客戶有約束力。

5. Repayment and Prepayment

5. 還款與提前還款

(a) The Bank shall have the overriding right at any time and at its sole discretion, (including during any interest or charging period) terminate all or any part of the facilities extended to the Customer upon seven (7) calendar days' prior written notice or notice of such period as determined by the Bank at its absolute discretion to the Customer. Upon the Bank terminating all or such part of the facilities, all amounts then outstanding under such terminating facilities together with all accrued interest, charges, costs and expenses and any other sums owing under the facility letter in respect of such terminating facilities shall become immediately due and payable in accordance with the following provisions as applicable:-

(a) 本行享有優先權利，不時按其絕對酌情權決定（包括在任何利息或費用期間），提前七個日曆日或由本行按絕對酌情權決定的期限以書面通知客戶，終止提供所有或任何部份授信。一旦本行終止全部或部分授信，應依下列可適用之條款，所有此等被終止之授信額度中已取款之款項，連同所有已累計之利息、費用、成本與開支，以及任何其他有關依據授信規定應支付之總額，立即成為到期與應付帳款：

(i) All or any such amounts advanced by way of loans or overdrafts under such terminating facilities shall be repaid in full by the Customer on demand (which may be at the end of or during such a period as the Bank may conclusively fix at the Bank's sole discretion) and repayments shall be made in the currency outstanding without any deduction, set-off, counterclaim or withholding whatsoever.

(i) 一經被本行提出還款要求（依本行絕對酌情權下可推翻地編定的期限屆滿或期間內），客戶即應全額償還在該被終止之授信下，因貸款或透支而已墊支之所有或任何款項，且應以待清償款項之幣別償還，不得進行任何扣減、抵銷、反申索或預扣。

(ii) The Customer shall ensure that cleared funds to cover the amount of all outstanding bills are in the hands of the Bank within two (2) business days from the date on which the Bank serving written demand on the Customer, and the aggregate amount of all outstanding and unmatured bills and all other amounts payable to the Bank pursuant thereto shall become immediately due and payable as the present binding debt of the Customer to the Bank without any further presentment, demand, protest or other notice whatsoever.

(ii) 客戶應確保，於本行向客戶提出書面付款要求之日後二個營業日內，本行可確實取得足以支付所有已發行票據款項之淨資金，而所有已發行及尚未到期之票據之總款項、以及所有其他因而需向本行支付之款項，應立即到期並成為應付帳款，成為客戶對本行當時有約束力之債務，無待進行任何進一步之提示、要求，拒付證明或其他類似之通知。

(iii) The Customer shall, if requested by the Bank, remit with the Bank within two (2) business days from the date on which the Bank serving written demand on the Customer or such period as provided by the Bank at its absolute discretion full amount cover in an amount or other collaterals acceptable to the Bank equivalent to any contingent or future liability of the Bank (together with all accrued commissions, charges, costs and expenses) in connection with such terminating facilities, and such deposit or collaterals shall be held in a separate collateral account as security for the obligations of the Customer to which they relate.

(iii) 若本行提出要求，客戶應於本行向客戶提出書面付款要求之日後二個營業日內或於本行按絕對酌情權規定的期限內，就與前述授信終止相關者，向本行匯入足額之款項或其他本行可接受之與任何或有的或將來的責任等額之擔保品(包括所有累計的手續費、費用、成本及支出)，而此等存款或擔保品，應置於獨立之擔保帳戶，以作為客戶就相關債務之擔保。

The Customer agrees that except for manifest error, the Bank's records in respect of the facilities shall be true and correct, final and conclusive, and binding on the Customer and any certification in writing by an authorized officer of the Bank in respect of the Customer's indebtedness due to the Bank shall be conclusive and binding on the Customer.

客戶同意除非有明顯錯誤，否則有關於授信之本行紀錄應是真實及正確，最終及具終局性，並對客戶有約束力，而任何有關於客戶對本行之債務之任何由本行所授權之高級職員所簽發之任何書面憑證，應是不可推翻並對客戶有約束力。

(b) Each repayment or prepayment of an advance or any facility shall be made in the currency in which such advance is outstanding.

(b) 就每筆貸款或任何融資之還款及提前還款，應以此等貸款所待清還之貨幣償還。

6. <u>Power of Attorney and Execution of Documents</u>

6. <u>授權書與文件之簽署</u>

(a) The Customer hereby, by way of security, irrevocably and unconditionally appoints the Bank, and any persons deriving title under it to be the attorney for the Customer and in the name and on behalf and as the act or deed of the Customer or otherwise, without any reference to or consent from the Customer, to sign, seal, execute, deliver and perfect all agreements and documents and to do all acts and things as may be required or which the Bank shall think proper or expedient for carrying out any obligations imposed on the Customer hereunder or for the full exercise of all or any of the powers hereby conferred on the Bank and its rights under this Agreement and so that this appointment shall operate to authorise the Bank to do on behalf of the Customer anything it can lawfully do as an attorney. The power of attorney hereby granted in favour of the Bank shall be irrevocable so long as any moneys, liabilities or obligations remain owing by the Customer to the Bank. The Customer hereby ratifies and confirms and agrees to ratify and confirm any agreement, act or thing which such attorney or substitute may execute or do.

(a) 客戶謹此以擔保之方式，不可撤銷且無條件地指定本行以及依此而獲得資格之任何人士作為客戶之授權人，並得以客戶名義或其他方式，就相關行為代表客戶，毋須通知客戶或客戶之同意，而可簽字、蓋章、簽署、交付與完善所有合約書或文件，並執行所有依實際情況需要，或本行認為為履行任何本約定書下客戶應負擔之義務而適當或為權宜所需，或為完整行使本約定書賦予本行之所有或任何權力以及其依本約定書之權利之目的，因而必須進行之行動或事項，因此，此一委任應使本行獲得授權，得以客戶之名義，以授權人之身分進行任何客戶得合法進行之事務。此一為本行之利益而授與之授權人權力，只要任何由客戶積欠本行之款項、責任或債務仍存在，即應是不可撤銷。客戶謹此追認及確認，並同意追認及確認此等代理或代為簽署或執行之任何契約書、行為或事項。

(b) At the request of the Bank, the Customer shall immediately provide such additional and/or alternative security for the Customer's liabilities or obligations owed to the Bank and execute and/or procure the execution of such agreement and/or instruments and perform such acts as the Bank may require in connection with the exercise of its powers and rights under this Agreement.

(b) 一經本行要求，客戶應立即就客戶對本行之責任或義務，提供此等額外及/或替代之擔保，並就此等契約書及/或文件加以簽署及/或取得簽署，並就有關於本行依本約定書之權力與權利，依本行之要求執行此等行動。

(c) The Bank may delegate to any person all or any of the rights or powers conferred on it by this Agreement or by law.

(c) 本行得就其依本約定書或依法所得之權利或權力之全部或任何部分，委派任何人士行之。

7. **Representations, Undertakings and Warranty**

7. **聲明、承諾與保證**

7.1 Representations

7.1 聲明

The Customer represents to the Bank that:-

客戶向本行聲明：

(a) (in the case the Customer is a company), it is duly incorporated or established and validly existing under the laws of its place of incorporation or establishment and has power to execute, deliver and perform all its obligations under this Agreement and any transaction or agreement to be entered into with the Bank pursuant hereto and has full power, authority and legal capacity to own its property and assets and to carry on its business as is now being conducted;

(a) (如果客戶為公司)，其是依法組織或設立，且依其組織或設立之所在地之法律，是有效存續，並有權簽署、履行及實行其於本約定書之所有義務，以及依本約定書而與本行進行之任何交易或契約，並有完整之權力、權限與行為能力擁有其財產與資產，以及經營其現在所進行之業務；

(b) all necessary actions have been, or will be, taken by it to authorise the execution, delivery and performance of this Agreement and all other documents relating to any transaction pursuant hereto (**"Relevant Documents"**) and this Agreement and the Relevant Documents constitute or will constitute valid and legally binding obligations of the Customer enforceable in accordance with its terms;

(b) 其經已或即將採取所有必要之行動，以授權本約定書以及有關於本約定書之任何交易之所有其他文件（下稱「相關文件」）之簽署、履行及實行，而本約定書以及相關文件構成或將構成對於客戶有效且合法之有約束力之義務，並可依其中之條件加以執行；

(c) the execution, delivery and performance of this Agreement and the Relevant Documents by the Customer will not (i) contravene any existing law, regulation or authorisation to which it is subject, (ii) result in any breach of or default under any agreement or other instrument to which the Customer is a party or is subject or (iii) contravene any provision of the Customer's incorporation or constitutional documents;

(c) 由客戶就本約定書與相關文件所為之簽署、交付與履行將不會(i)違反任何現行法律、規定或其應遵循之授權、(ii)對於客戶作為一方當事人而應遵守之任何契約或其他之文件，導致任何違反或違約情事、(iii)違反客戶之公司或組織文件中之任何條款；

(d) no material litigation, arbitration or administrative proceeding is taking place, pending or, to its knowledge, threatened against the Customer or any of its business, assets or financial condition or its ability to perform its obligations under this Agreement or the Relevant Documents;

(d) 並無重大之訴訟、仲裁或行政程序正在進行、待決，或依其所知將威脅到客戶或任何其營業、資產或財務狀況或其就本約定書或相關文件中其實行義務之能力；

(e) the obligations of the Customer under any loan, facility or accommodation made available by the Bank will at all times rank at least pari passu with all the present and future obligations of the Customer to other banks and financial institutions;

(e) 客戶於本行提供之任何貸款、融資或融通下之義務，於所有時間均與客戶對其他銀行與金融機構所有目前或未來之債務，至少享有同一順位之清償次序；

(f) (in the case the Customer is a company) save for the registration of the security documents with the Companies Registry in Hong Kong, it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence in Hong Kong that any facility letter or security documents or any other instrument be notarised, filed, recorded, registered or enrolled in any court or other authority in Hong Kong or that any stamp, registration or similar tax or charge be paid in Hong Kong on or in relation to any facility letter and this Agreement and the Relevant Documents are in proper form for its enforcement in the courts of Hong Kong;

(f) （如果客戶為公司）除在香港公司註冊處所為之擔保文件之登記外，其毋須為了確保在香港具有明確之合法性、有效性、可執行性或認許之證明，而需將任何或擔保文件或任何其他文件交付公證、存檔、紀錄、註冊或在香港之任何法院或其他機關辦理註冊，或就關於任何授信及本約定書及相關文件符合在香港法院可進行執行之適當格式而支付任何印花、註冊或類似之稅捐或費用。

(g) (in the case the Customer is a company) the Customer has complied with all taxation laws in all material respects in all jurisdictions in which it is subject to taxation and has paid all taxes due and payable by it; no material claims are being asserted against the Customer with respect to taxes;

(g) (如果客戶為公司）客戶在其需遵守稅務規定之所有司法管轄區，經已在所有重要層面遵守所有稅務法律，且經已支付其所有到期且應支付之稅金；並無關於稅捐而是針對客戶之重大申索被提出；

(h) the Customer is not, nor with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would it be in breach of or in default under any agreement relating to financial indebtedness to which it is a party or by which it may be bound;

(h) 若客戶就任何契約有違反或違約情事，且此等契約是有關於客戶為一方當事人或客戶得為其所約束之金融負債，客戶並未有通知之提出，或時間之經過，或履行任何其他條件或任何其組合；

(i) (in the case the Customer is a company) the Customer is generally subject to civil and commercial law and to legal proceedings and neither the Customer nor any of its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

(i) (如果客戶為公司）客戶整體而言均須遵守民事與商業法律以及法定之程序，且不論客戶本身或其資產或收益之任何部份，均未被賦予任何豁免權或特權(主權或其他) 使其可免於抵銷、判決、執行、查封或其他法律程序；

(j) all information supplied in writing to the Bank by or on behalf of the Customer in respect of the Customer under or in connection with this Agreement and the Relevant Documents is true, complete and accurate in all material respects and not misleading or does not omit any material facts and all reasonable enquiries have been made to verify the facts contained in this Agreement and the Relevant Documents; and there are no other facts the omission of which would make any fact or statement therein misleading or inaccurate;

(j) 依據或有關於本約定書及相關文件，就關於客戶而由客戶或客戶之代表以書面提供給本行之所有資訊，在所有重大方面均是真實、完整且正確，且無誤導或遺漏任何重要事實，而為了確認本約定書及相關文件中所包含之事實，客戶已進行所有合理之查詢以作核實；並無其他事實之遺漏將造成任何其中之事實或聲明產生誤導或不正確；

(k) no Security Interest (as defined below) exists over all or any of the present or future revenues or assets of the Customer other than those created under the security documents hereunder;

(k) 並無擔保利益（如下述定義）設定於客戶所有或任何現在或未來之收益或資產中，但依本約定書項下的擔保文件設定的擔保利益除外；

(l) (in the case the Customer is a company) the Customer has not taken any corporate action or no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues;

(l) (如果客戶為公司）就客戶之清盤、解散、執法或重整，或就客戶或其資產或收益之全部或任何部份指定接管人、管理人、受託人或類似職能的人員等事項，客戶並未進行任何公司行為、或並無其他程序被執行、或法定程序被開始、或對其有造成威脅之狀況存在；

(m) there is and will be no material adverse change in its financial condition; and

(m) 就其財務狀況並無且將無重大不利之改變；及

(n) (in the case the Customer is a company) every consent, authorisation, licence or approval required for the time being by the Customer in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been obtained and is in full force and effect and there has been no default in the observance of the conditions and restrictions (if any) imposed on, or in connection with, any of the same which can reasonably be expected to have a material adverse effect on the ability of the Customer to perform its obligations under any of the security documents and, to the knowledge of the officers of the Customer, no circumstances have arisen whereby any remedial action is likely to be required to be taken by, or at the expense of, the Customer under or pursuant to any law or regulation applicable to the business, property or assets of the Customer.

(n) (如果客戶為公司）有關於客戶之營運及其財產與資產之所有、使用，收益或占有之事項，而由客戶當時所需要之每項同意、認可、授權或許可均已取得，且有完整之效力與作用，且任何其中所包含或相關之條件或限制（如有）之遵行，並無任何能被合理地推斷將使客戶履行其任何擔保文件之義務之能力發生重大不利影響之違約情形，同時，依客戶之高級職員所知，依任何應適用於客戶之營業、財產或資產之法律或法規，並無已發生之狀況將使得任何補救行動將可能需由客戶執行，或由客戶負擔費用。

For the purpose of this Agreement, "**Security Interest**" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest or encumbrance of any other kind securing or conferring any priority of payment in respect of any obligation of any person and including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security in each case under any applicable law.
為本約定書之目的，「擔保利益」是指任何抵押、押記（無論是固定或浮動）、質押、留置權、押貨預支、轉讓書、擔保權益或任何他種就任何人之任何債務賦予任何付款之優先權的產權負擔，且包括任何交易所授予之任何權利，其在法律條件上雖非授予擔保權益，但依個案中任何應適用之法律，具有類似於授予擔保權益之經濟上或財務上之效果者。

The above representations shall be deemed to be repeated by the Customer at all times when there are any sums owing under any loan, facility or accommodation and as of each Interest Payment Date (as defined in Schedule 4) as if made with reference to the facts and circumstances existing from time to time.
以上陳述應被視為於任何貸款、授信或融資下而有任何積欠之款項之所有時點，均由客戶予以覆述，且在每一利息清償日（如附件四之定義）就有關不時存在之事實與狀況，如同已再行聲明。

7.2 Undertakings
7.2 承諾

The Customer undertakes with the Bank that it shall ensure that at all times during the period while any sum or liability under this Agreement, any facility letter, any Relevant Document and/or any security documents is due and payable hereunder:-
客戶向本行承諾，其應確保在本約定書、任何授信、任何相關文件及/或任何擔保文件下之款項或責任是已到期且應支付之期間內之所有時間：

(a) (in the case the Customer is a company) promptly provide the complete and updated constitutional documents of the company together with any amendments made thereto from time to time;

(a) （如果客戶為公司）立即提供完整且最新之公司組織文件，連同任何其不時進行之修訂；

(b) promptly deliver to the Bank details of any litigation, arbitration or administrative proceedings which are current, threatened pending and which might, if adversely determined, have a material adverse effect in relation to it;

(b) 立即向本行通知現存的、要發的或是待決的，以及若有不利之決定，與之有關之重大不利影響之任何訴訟、仲裁或行政程序之細節；

(c) (in the case the Customer is a firm or company) provide certified true copies of its audited financial statements within 180 calendar days after each fiscal year;

(c) （如果客戶為商號或公司）在每一會計年度後一百八十天內，提供其經審定之財務報表之經認證為真實之副本；

(d) promptly provide to the Bank certified true copies of any information and documents relating to the Customer's condition (financial or otherwise) as the Bank may request from time to time;
(d) 依本行不時所得提出之要求，立即向本行提供有關於客戶狀況（財務或其他方面）之任何資訊與文件之經認證為真實之副本；

(e) comply with each of the undertakings set forth in the Relevant Documents and/or security documents;
(e) 遵守相關文件及/或擔保文件中所規定之每項承諾；

(f) not create, purport to create or allow or subsist, any Security Interest over such assets of the Customer which are subject to the security documents executed in favour of the Bank without the prior written consent of the Bank;
(f) 在未經本行事前書面同意下，對於已為本行之利益而簽署之擔保文件中所包含之客戶資產，不會設定、意圖設定或允許或提供任何擔保利益；

(g) not convey, assign, transfer or agree to convey, assign or transfer the whole of any part of the assets of the Customer which are subject to the security documents executed in favour of the Bank without the prior written consent of the Bank;
(g) 在未經本行事前書面同意下，對於已為本行之利益而簽署之擔保文件中所包含之客戶資產之全部或其任何部分，不會予以轉讓、讓與、移轉或同意予以轉讓、讓與或移轉；

(h) not do, cause or permit to be done anything which may in the opinion of the Bank, in any way depreciate, jeopardise or otherwise prejudice the value to the Bank (whether monetary or otherwise) of the whole or any part of the assets of the Customer which is subject to the security documents executed in favour of the Bank without the prior written consent of the Bank;
(h) 在未經本行事前書面同意下，對於為本行之利益而簽署之擔保文件中之所包含之客戶資產之全部或任何部分，不會進行、導致或允許進行任何依本行之意見將以任何方式貶損、危及或以其他方式產生不利於本行之結果（不論是財務或其他方面）之行為；

(i) promptly notify the Bank upon the occurrence of any event which might adversely affect the Customer's ability to perform its obligation owed to the Bank under any agreement or in respect of any transaction; and
(i) 一旦有任何事件發生，可能對於客戶在任何契約書或相關之任何交易下，對本行所負擔之債務之履行能力產生不利影響時，立即通知本行；

(j) (in case the Customer is a firm or company) promptly notify the Bank upon any change in the shareholding or control or partners of the Customer, or upon any change in circumstances which causes, or may cause, any representation given under Clause 7.1 to be untrue or inaccurate.
(j) （如果客戶為商號或公司）一旦客戶有任何持股或控制權或合夥人之變動，或一旦有情況改變將導致，或是以導致任何依第7.1條所為之陳述產生不實或不正確之結果時，立即通知本行。

7.3 Warranties
7.3 保證

The Customer warrants to the Bank that the Customer shall, at its own expense do and shall use its best endeavours to procure any third party to do whatever is necessary:-
客戶向本行保證，客戶應自行支付開支，並應竭盡所能促使任何第三人作出必要之作為：

(a) to perfect and preserve and to ensure that the Bank obtain full benefit of the Bank's rights, powers and interests under this Agreement and any security given to secure any moneys, liabilities or obligations owing by the Customer to the Bank from time to time; and
(a) 不時完善及維護並確保本行獲得本約定書下本行之權利、權力及權益以及任何客戶就積欠本行之任何款項、責任或義務所提出之擔保之完善權益；及

(b) to give effect to this Agreement and any other agreements or transactions contemplated by this Agreement.
(b) 使本約定書及包含於本約定書中之任何其他契約或交易確實生效。

8. **Fees and Expenses**
8. **費用與開支**

8.1 Fees
8.1 費用

The Customer shall forthwith upon demand pay to the Bank handling fees, arrangement fees, commission fees, commitment fees and other fees as the Bank may determine and charge to the Customer and at such rates and on such terms notified by the Bank from time to time.
客戶一經接獲付款要求，應立即向本行支付手續費、安排費、佣金、承諾費用以及本行得決定並向客戶收取之其他費用，且收費應依本行不時公告之該等費率及收費條件為之。

8.2 Expenses
8.2 開支

The Customer shall pay to the Bank, immediately on demand, all costs and expenses (including legal expenses and other out-of-pocket expenses) incurred:-

客戶一經接獲付款要求，應立即向銀行支付所有成本與開支（包括法律費用與其他額外開支）而該等成本及開支是：

(a) in connection with this Agreement, the preservation or enforcement of any rights under this Agreement and any amendment to or waiver or consent under this Agreement; and

(a) 有關本約定書、本約定書下之任何權利之維護與執行，以及本約定書下之任何修改或棄權或同意：及

(b) in connection with the negotiation, preparation, execution, implementation, enforcement or perfection of any security provided by the Customer or any other party in respect of the Customer's liabilities or obligations to the Bank.

(b) 有關由客戶或任何其他當事人所提供有關於客戶對本行之責任或債務之任何擔保，其協商、準備、簽署、履行、執行或完成。

9. **<u>Foreign Exchange Transactions</u>**

9. <u>外匯交易</u>

Each foreign exchange contract or transaction between the Bank and the Customer is subject to the provisions set out in Schedule 2 in addition to the provisions herein.

本行與客戶間之每一筆外匯契約或交易，除本約定書之條款外，並應遵守附件二所規定之條款。

10. **<u>Foreign Currency</u>**

10. <u>外幣</u>

10.1 Foreign Currency Indemnity

10.1 外幣擔保賠償

(a) If the Appropriate Currency of a sum due from the Customer to the Bank or a sum due from Customer in the Appropriate Currency whether as a result of any judgment or order or the enforcement thereof, the liquidation of the Customer or otherwise howsoever relating to the Customer's liability to the Bank is converted from the Appropriate Currency into another currency for the purpose of (a) making or filing a claim or proof, (b) obtaining a judgment or order or (c) enforcing a judgment or order, the Customer shall, as an independent obligation, fully indemnify the Bank against (i) any loss or liability incurred as a result of any difference between (1) the Applicable Exchange Rate used to convert the sum in question from the Appropriate Currency into the other currency and (2) the rate or rates of exchange at which the Bank, in the ordinary course of business, can purchase the Appropriate Currency with the other currency on receipt of a sum paid to it in full or part satisfaction of that claim, proof, judgment or order; and (ii) the deficiency and any loss sustained by the Bank as a result of the amount produced by converting the sum in question so received into the Appropriate Currency is less than the relevant amount of the Appropriate Currency.

(a) 如客戶積欠本行之款項，或客戶由於任何判決或命令或其執行而以所需貨幣積欠之款項、客戶或其他任何有關於客戶對本行之債務之清算之所需貨幣，是為下列目的由所需貨幣兌換為其他貨幣：(a)做出或提出申索或證明，(b)取得裁判或命令或(c)執行裁判或命令，則客戶應以獨立之義務完整就下列事項對本行提供擔保賠償：(i) 由於下列差異間所生之任何損失或責任 (1) 將前開總數自所需貨幣兌換為其他貨幣之匯率及 (2) 為完整或部分滿足該請求、證明、裁判或命令，貸款人所收到以其他貨幣支付之款項，依通常商業習慣以該其他貨幣所得購買之所需貨幣之匯率；及 (ii) 任何因前開收受之總額經兌換為所需貨幣之數額少於所需貨幣之相關數額時，本行所短收或蒙受之損失款項。

(b) Any amount due from the Customer under this Clause will be a separate and independent debt and will not be affected by judgment being obtained for any other sums owing by the Customer to the Bank.

(b) 本條文規定之客戶之任何到期需付的款項，將成為個別獨立之債務，且不會受到就客戶積欠本行之任何其他款額所取得之判決之影響。

(c) The Customer waives any right it may have in any jurisdiction to pay any amount hereunder in a currency other than the Appropriate Currency payable hereunder.

(c) 客戶放棄其於任何司法管轄區所享有之以本約定書下應付之所需貨幣以外之幣別，支付本約定書下任何款額之任何權利。

10.2 Euro Continuity

10.2 歐元持續性

(a) The introduction or fixing or change of the rate of exchange of any currency against the Euro as a single currency of those European Union member states participating in European Economic and Monetary Union under any international treaty, agreement or accord shall not affect continuity of any contract between the Bank and the Customer unless specifically agreed otherwise, in particular, it shall not constitute a change in circumstances entitling the Customer to early terminate or vary any agreement or make a prepayment of any amount due from the Customer to the Bank.

(a) 除非另有特別約定，任何貨幣與依任何國際條約、協議或協定加入歐洲經濟暨貨幣同盟之歐盟會員國之單一貨幣之歐元間之匯率之採用或固定或改變，不應影響本行與客戶間任何契約之持續性，特別是，其不應構成客戶得提前終止或改變任何契約，或就任何客戶積欠本行之到期款項得提前清償之狀況。

(b) If at any time, a currency ceases to be the lawful currency or legal tender of any country, state, region or locality, all liabilities (present, future, existing, contingent, alone or jointly) owed by the Customer to the Bank in that currency shall be repaid in another currency which officially substitutes the original currency (in the absence of any official substituted currency, in such currency determined by the Bank in its absolute discretion from time to time) and may be converted to such other currency at a rate of exchange as the Bank may determine in its absolute discretion from time to time.

(b) 若於任何時間，某一貨幣不再是任何國家、州、區域或地區之法定貨幣或合法之支付工具，則以該貨幣由客戶積欠本行之所有債務（現在、未來、現存、或有、單獨或連帶），應以官方取代成為區域貨幣之他種

幣別進行清償（若無任何官方之替代貨幣，則以本行不時依其絕對的酌情權決定之幣別），且得以本行得不時依其絕對的酌情權決定之匯率，轉換為該貨幣。

11. **Overdraft**

11. **透支額度**

In addition to the provisions herein, the provisions set out in Schedule 3 shall apply to any overdraft facility which may be made available by the Bank at its sole discretion to the Customer from time to time.
除本約定書之條款外，附件三所規定之條款，應適用於本行不時依其絕對的酌情權決定提供予客戶之任何透支授信額度。

12. **Multi-Currency Loans**

12. **多國貨幣貸款**

In addition to the provisions herein, the provisions set out in Schedule 4 shall apply to any multi-currency revolving loan facilities which may be granted from time to time by the Bank at its sole discretion to the Customer or to any other person at the request and direction of the Customer.
除本約定書之條款外，附件四所規定之條款，應適用於本行不時依其絕對的酌情權決定所給予客戶，或給予客戶所要求或指定之任何其他人之任何多國貨幣循環貸款融資。

13. **Trade Financing Transactions**

13. **貿易金融交易**

In addition to the provisions herein, the provisions set out in Schedule 5 shall apply to any trade financing contract or transaction which may be entered into from time to time between the Bank at its sole discretion and the Customer or any other person at the request and direction of the Customer.
除本約定書之條款外，附件五所規定之條款，應適用於本行依其不時自行決定而與客戶，或與客戶所要求或指定之任何其他人進行之任何貿易金融契約或交易。

14. **Security**

14. **擔保**

(a) In consideration of the Bank providing general banking facilities or other banking service and accommodation to the Customer, the Bank may from time to time as it thinks fit requires the Customer to provide security for payment or discharge of the monies, obligations and liabilities owed by the Customer to the Bank. The provisions set out in Schedule 6 shall apply to any hypothecation, deposits, shares and other securities provided by the Customer as continuing security at the request of the Bank from time to time.

(a) 由於本行對客戶提供一般銀行授信或其他銀行服務與融資，本行得依其不時認為適當之方式， 要求客戶就客戶積欠本行之款項、債務與責任之償還或履行提供擔保。附件六所規定之條款，應適用於由客戶依據本行不時之要求，作為持續性擔保而提供之任何擔保契約、存款、股份與其他擔保。

(b) The security constituted by this Agreement shall be a continuing security notwithstanding any settlement of account or other matter whatsoever and is in addition to and shall not combine or otherwise prejudice or affect the security created by and deposit of documents or any guarantee, lien, pledge, bill note, mortgage or other security now or hereafter held by the Bank or any right or remedy of the Bank in respect of the same and shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Bank now or hereafter dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable.

(b) 依據本約定書所設定之擔保，應是持續性之擔保而不受任何帳戶之結算或其他相類事件之影響，且是外加於並且不應合併於或另有不利於或影響現在或之後，由本行所保有之文件所創設與存放之擔保，或任何保證、留置權、質押、票券、抵押權或其他擔保權利，或與此等權利有關之任何本行之任何權利或補救，且不應以任何方式被此等事件，或被此等事件之有效性，或因本行現在或之後得與任何其他應負責之人就付款或展期或和解所取得或提供之時間，其處理、交換、免除、調整或放棄履行或執行任何此等事件或任何權利之緣故，而受到損害或影響。

(c) All monies received by the Bank from the Customer or any other person may be applied by the Bank to such account(s) or liability of the Customer as the Bank, may from time to time in its absolute discretion conclusively determine.

(c) 本行自客戶或任何其他人所收取之所有款項，得依據本行所得不時自行所為之最終決定，由本行將之適用於客戶之該帳戶或債務。

(d) Nothing contained in this Agreement shall restrict the operation of any general lien, statutory right of set-off or other rights or remedies whatsoever which the Bank as banker may have whether by law or otherwise and this Agreement is in addition, to any other indemnity, guarantee, lien, bill, note, mortgage or other security right or remedy now or hereafter held by or available to the Bank.

(d) 本約定書所包含之內容，並未限制本行作為銀行而得依法律或其他依據所得享有之任何一般留置權、法定抵銷權或其他相類之權利或補救之行使，且本約定書是外加於本行現在或之後所保有或可得之任何其他補償、保證、留置權、帳單、票據、抵押或其他擔保權利或補救。

15. **Illegality and Increased Costs**

15. **違法與增加之成本**

(a) If at any time it is unlawful for the Bank to make fund or allow to remain outstanding all or any part of the facilities granted to the Customer under any facility letter, the Bank's obligation to make the facilities available shall cease in accordance with

the applicable laws and regulations and, if the Bank so requires, the Customer shall on the earlier of the next Interest Payment Date and the last day permitted under the relevant law, repay the outstanding loan due together with all accrued interest thereon and all other moneys owing under the relevant facility letters.

(a) 若在任何時間本行在任何授信下承諾給予客戶授信之全部或任何部份其供給資金或允許維持已取款額度成為違法之行為，則本行提供授信之義務應依據應適用之法律及規定而停止，且如本行提出要求，則客戶應於次一利息清償日及相關法律所允許之最晚期限兩者中較早之日，償還積欠之貸款，以及所有其中已累計之利息、與相關授信下所積欠之所有其他款項。

(b) If by reason of (1) any change in law or in its interpretation or administration and/or (2) compliance with any request from or requirement (including, without limitation, any reserve or deposit requirement against or in respect of any assets or liabilities, deposits with or for the account of, or loans by the Bank) of any central bank or other fiscal monetary or other authority (whether or not having the force of law), the Bank incurs a cost as a result of its having entered into and/or performing its obligations under this Agreement or any facility letter and/or as a result of the loan being outstanding under any facility letter, or there is any increase in the cost of the Bank of making, funding or maintaining all or any of the advances comprised in a class of advances formed by or including the loan or the Bank becomes liable to make any payment (not being a payment of tax on its overall net income) on or calculated by reference to the loan, then the Customer shall indemnify the Bank, its officers, employees or agents against, as the case may be, (i) such cost, (ii) such increased cost (or such portion of such increased cost as is, in the opinion of the Bank, attributable to its making, funding or maintaining the loan) or (iii) such liability, in the amount certified by the Bank and such certification will be accompanied by such evidence (if any) as the Bank considers appropriate to supply and shall be presumed correct unless the contrary is established.

(b) 如因(1)法律或其解釋或執行有改變，及/或(2)依據任何中央銀行或其他金融管理機構或其他機關（不論是否有法律上效力）之任何要求或規定（包括但不限於，針對或關於本行之任何資產或負債、存款或帳戶或貸款所做出之儲備或寄存之規定），本行因而招致之成本，是導因於其本約定書或任何授信下已進行及/或履行其義務，及/或導因於任何授信下所取款之額度，或本行就貸款所安排或包含之同類撥款中所包括之所有或任何撥款，其辦理、融通資金或維持之成本有任何增加，或本行因有關於貸款或以貸款為計算依據而變得有支付義務（並非就其整體淨所得予以課稅之支付義務），則客戶應依實際情況擔保賠償本行、其高級職員、雇員或代理人，(i)此等成本，(ii)此等增加之成本（或依本行之判斷，此等增加之成本中可歸因於其辦理、融通或維持貸款之該部分）或(iii)此等責任，而除非有相反之證據，否則此等補償應以本行所證明之款項為之，而此等證明將包含本行認為適當且足以支持其要求之證據（如果有），且應被推定為真實。

16. <u>Limitation of Liability and Indemnity</u>
16. <u>責任限制與補償</u>

16.1 Limitation of Liability
16.1 責任限制

To the extent permitted by laws, the Bank shall not be liable to the Customer or any other person for any act, delay or omission on the part of the Bank or any other person under this Agreement unless caused principally by the negligence or willful default of the Bank.

除非主要是導因於本行之過失或故意違約，否則本行就本約定書中本行或任何其他人之部分之任何行動、遲延或疏漏，於法律容許的範圍內，毋須對客戶或任何其他人負責。

16.2 Indemnity
16.2 彌償

The Customer shall indemnify and keep indemnified the Bank, its officers, employees or agents on a full indemnity basis against all costs, expenses, losses, claims, demands and other liabilities which the Bank may incur in connection with this Agreement or any transactions contemplated by this Agreement, including but not limited to:-

客戶應以完全彌償為原則，就本行有關於本約定書或本約定書所預期之任何交易而招致之所有成本、開支、損失、申索、付款要求或其他責任，彌償本行、其高級職員、雇員或代理人，此等交易包括但不限於：

(a) the settlement of any claim under this Agreement or transactions contemplated by this Agreement;
(a) 本約定書或本約定書所預期之交易下任何申索之和解；

(b) any legal proceedings in which the Bank claims under this Agreement and in which judgment is given for the Bank; and
(b) 本行依本約定書所為之申索之法律程序且其裁判有利於本行；及

(c) the enforcement of any such settlement or judgment,
(c) 任何此等和解或判決之執行，

unless due to the negligence or willful default of the Bank, any of its officers, employees or agents.
除非是可歸因於本行、本行之任何高級職員、雇員或代理人之過失或故意違約所致。

17. <u>Facsimile Indemnity and Instructions</u>
17. <u>傳真之彌償與指示</u>

(a) The Bank shall be entitled to, but shall not be obliged to, act on any instructions in connection with any facilities given by or purporting to be given by the Customer or on behalf of the Customer by any authorised person(s) in accordance with the applicable mandate and/or account opening document signed by the Customer.

(a) 對於客戶或依據所適用之指令及/或客戶簽署之開戶文件規定之任何經授權代表客戶之人就有關於任何授信所發出或聲稱發出之任何指示，本行應有權(但非必要)，依該指示行動。

(b) Without limiting the generality of the foregoing, the Bank is authorised and may, in its absolute discretion rely or act on any facsimile instructions given by the Customer or any authorised person(s) on behalf of the Customer in connection with any facilities granted to the Customer from time to time and all matters whatsoever arising from or touching upon the agreements and undertakings regarding the facilities. The Customer hereby irrevocably and unconditionally agrees with and undertakes to the Bank as follows : -

(b) 在不限制前述條款之一般性的情況下，本行不時被授權，且得依其絕對酌情權，信賴或代為執行任何傳真指示，此等傳真是由客戶或客戶所授權之人所代發任何對該客戶融資有關之所有事務，無論是基於或關及與授信相關之合約及承諾。客戶謹此不可撤回地且無條件地向本行表示同意並承諾下列事項：

(i) that, to the extent permitted by laws, the Bank shall not be in any way liable for any loss or damages whatsoever suffered by the Customer or any other person arising from the use of facsimile instructions unless caused by the negligence or willful default of the Bank, its officers and employees, and that the Customer shall hold the Bank harmless and keep the Bank fully indemnified promptly on demand from and against all actions, proceedings, suits, losses, damages, claims and interests whatsoever suffered or incurred by the Bank and such expenses (including legal fees), costs and charges reasonably incurred by the Bank arising from or in connection with such facsimile instructions;

(i) 於法律容許的範圍內，本行將不為任何無論是客戶或任何其他人因為使用傳真指示而受到之損失或損害負責，除非是因本行、本行高級職員及僱員的疏忽或故意違約行為所致；且客戶應保障本行免受損害，並立即全面彌償本行因前述傳真指示所招致任何行動、法律程序、訴訟、損失、損害、申索及利益等之主張而受到之損害，無論是本行所遭受或招致之費用(包括法律費用)、成本及本行招致之合理費用；

(ii) that a facsimile copy of the instructions by itself shall be sufficient authority for giving notices of drawing of the facilities and shall be conclusively binding on the Customer and that the Bank shall be entitled to, but shall not be obliged to, request the Customer to provide the original of the instructions so faxed thereafter for record purposes;

(ii) 以一份傳真所為之指示將足以做為授信取款通知，且應最終地約束客戶，同時，本行應有權利(但非必要)，於日後要求客戶提供以傳真方式所為指示之原本，以做為記錄之用；

(iii) that the Bank may refuse to accept any facsimile instructions without providing the Customer with any explanation and the Customer shall have no right to make any claim in respect of the Bank's refusal;

(iii) 本行可以拒絕接受任何傳真指示而不給予客戶任何解釋，同時，客戶無權對銀行拒絕接受傳真指示而提出任何申索；

(iv) that the Bank shall have no obligation to verify whether (i) any of the facsimile signatures is genuine or forged or (ii) the facsimile signatures have been applied with authority or knowledge of the Customer or (iii) any facsimile instruction has been duly authorised by the Customer and that the Bank shall be entitled to treat the instructions as fully authorized by and binding on the Customer, notwithstanding any error, misunderstanding, lack of clarity, fraud, forgery or lack of authority in relation thereto;

(iv) 本行並無義務驗證：(i)任何傳真上之簽名是真實或偽造，或(ii)傳真上之簽名是否符合客戶設定之權限或其已知曉，或(iii)任何傳真之指示是否經客戶合法授權，同時，不論其上有無任何錯誤、誤解、欠缺明確、詐欺、偽造或欠缺授權之情形，本行應有權將指示視為經客戶充分授權，且對客戶有約束力；

(v) that the Customer shall assume full responsibility for all risks and losses of whatever nature involved in or caused or occasioned by giving notice of drawing of the facilities by means of facsimile signatures in lieu of original signatures;

(v) 因傳真簽名代替原始簽名來發出授信之提領所涉及的、導致的、或引起的所有風險及損失，應由客戶承擔全部責任；

(vi) that the Customer shall promptly notify the Bank in writing if at any time the Customer shall become aware of or have reasonable ground to believe or suspect any unauthorised use of facsimile instructions and that the Bank shall not be responsible for accepting any facsimile instruction before the Bank has had a reasonable opportunity to respond after receipt of such notice; and

(vi) 如果在任何時間客戶知道、或有合理之根據相信或懷疑有任何未經授權之傳真指示時，客戶應立即以書面通知本行，在本行已有合理機會收到前述通知後做出反應前，本行毋須為其接受任何傳真指示而負責；及

(vii) that the Bank shall not be liable for any failure of delay in acting on any of the above instruction or communication by reason or any cause beyond the Bank's control, including, without limitation, an failure of breakdown of transmission or communication devices for whatsoever reason, or breakdown of or delay or error in transmission or communication for any other reason; and

(vii) 對於因本行無法控制的任何原因（包括但不限於傳送或通訊設施因任何原因失效或損壞，或因任何其他原因導致傳送或通訊無法進行或發生延誤或錯誤），致使本行未能或延遲按上述指示或通知行事，本行毋須承擔任何責任。

(c) Any instruction, once given, may not be rescinded or withdrawn in whole or in part without the written consent of the Bank. All instructions purporting to be given by or under the authority of the Customer or by the authorised person(s) shall be binding on the Customer and the Bank shall not be in any way liable for acting on such instructions, whether or not they were given by or under the authority of the Customer, or by the authorised person(s), or by any other person(s) purporting to be the Customer or the authorised person(s).

(c) 任何指示，一旦發出之後，未經本行以書面同意，不得使其全部或部份失效或撤回。所有看來為客戶、或在其授權

下、或由其授權之人所發出之指示應對客戶發生拘束力，本行將無需以任何方式為執行這些指示負責，無論這些指示是否由客戶、或在其授權下、或由其授權之人、或由任何其他看來為客戶或其授權人所發出。本行將無義務驗證發出任何指示者之身份或其權限、或這些指示之真實性。

18. Customer Accounts and Information
18. 客戶帳戶與資訊

18.1 Customer Accounts
18.1 客戶帳戶

The Bank may, at its sole discretion and at any time, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, or payments involving such new accounts shall affect the liabilities of the Customer to the Bank.
本行得不時依其絕對酌情權，以客戶之名義繼續任何已存在之帳戶並設立任何新帳戶，且涉及此等新帳戶之後之交易、收款或付款，不應影響客戶對本行之責任。

18.2 Customer Information
18.2 客戶資訊

(a) The Customer authorises the Bank to disclose and transfer from time to time all information of the Customer relating to this Agreement or other information in respect of the Customer's accounts or transactions with the Bank (**"Customer Information"**) to:
(a) 客戶授權本行得不時向以下之人士揭露並移轉與本約定書有關之所有客戶資訊，或與客戶帳戶或與本行之交易有關之其他資訊（下稱「客戶資訊」）：

(i) other branches and offices of the Bank in any place for their confidential and internal use or for the purpose of this Agreement or any transaction pursuant hereto, or
(i) 任何地點之本行之其他分行或辦事處作為其機密及內部使用或為本約定書或任何依本約定書之交易之目的；或

(ii) any branch or office or Subsidiary of the Bank or any agent, contractor or third party service provider who provides administrative, telecommunications, computer, data processing, payment or securities clearing or other services to the Bank in connection with the operation of its business; or
(ii) 本行之任何分行或辦事處或附屬公司，或向本行提供與其業務之營運有關之行政管理、電信、電腦、資料處理、付款或證券結算或其他服務之任何代理人、承辦商或第三方之服務提供者；或

(iii) any other person under a duty of confidentiality to the Bank; or
(iii) 對本行負有保密義務之任何其他人；或

(iv) any actual or prospective assignee, transferee or participant or sub-participant of the Bank's rights in respect of the Customer.
(iv) 與客戶有關之本行之權利之任何實際上或將來可能之受讓人、受移轉人或參與人或次參與人。

(b) The Customer further consents to the disclosure of Customer Information by the Bank to any third party (including any government authority in any jurisdiction) if required by any applicable law, regulation, court order or any regulatory authority in any jurisdiction.
(b) 客戶進一步同意，如因任何司法管轄區內之任何所適用之法律、規定、法院命令或任何主管機關之要求，本行得將客戶資訊向任何其他第三人（包括任何司法管轄區內之任何政府機關）予以披露。

(c) (in the case the Customer is an individual), the Bank is subject to the Hong Kong Personal Data (Privacy) Ordinance (Cap. 486), which regulates the use of personal data concerning individuals. The Bank has appointed a Personal Data Officer, and further information on the Bank's policies and practices relating to collection, use and disclosure of personal data is available on written request to the Customer at the Bank's principal place of business in Hong Kong. The Customer is entitled,by written request to the Personal Data Officers and on payment of an appropriate fee, to request for a copy of his own personal data held by the Bank and if applicable, to correct any inaccuracies in that data.
(c) (如果客戶為個人)本行應遵循就與個人有關之個人資料之使用做出規範之香港《個人資料（私隱）條例》（第486章）。本行業已指派一位個人資料官，而有關於本行蒐集、利用與揭露個人資料之政策與規定之進一步資訊，客戶可以書面提出要求於本行在香港之主要營業地點取得。客戶有權以書面對個人資料官提出要求，並於支付適當之費用後，要求提出本行所持有之其個人資料之副本，而且如適用，要求更正該資料中任何不正確之部分。

19. No obligation to provide credit
19. 無義務提供借貸

Nothing in this Agreement obliges the Bank to give or to agree to give or to continue to give any credit, banking facilities, accommodation or services to the Customer or to enter into any trade finance transactions or financial transactions or other transactions with the Customer.
本約定書並未強迫本行提供，或同意提供，或繼續提供客戶任何借貸、融資或服務，或是與客戶進行任何貿易融資交易金融交易或其他交易之義務。

20. Set-off and Lien
20. 抵銷與留置權

20.1 The Customer irrevocably and unconditionally authorises the Bank, at any time and without notice, to apply any credit balance(s) of the Customer on any account(s) with the Bank at any of its branches in or towards satisfaction of any sum(s) then due and payable by the Customer to the Bank under this Agreement or any agreement in respect of any facilities from time to time granted to the Customer and the Bank is authorised to purchase, with that credit balance(s) at such rate(s) of exchange which the Bank determines to be prevailing in the relevant foreign exchange market(s) at the relevant time(s), any other currency or currencies as may be necessary for that purpose.

20.1 客戶下可撤銷且無條件地授權本行，得不時不經通知，將客戶在本行任何分行之任何帳戶中之任何餘額，用於清償於本約定書下或有關於不時授予客戶之任何授信之任何契約，客戶應向本行支付之當時已到期之任何款項，而本行獲得授權將該餘額以本行決定採用之該外幣市場中，該時間點之各該匯率，用於購買為該清償之目的所必要之任何其他貨幣。

20.2 The Bank is authorised to exercise a lien over all property of the Customer coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property and apply the net proceeds thereof in or towards discharge or satisfaction of any moneys, liabilities or obligations owing by the Customer to the Bank.

20.2 本行被授權以保管或任何其他理由，就本行占有或控制之客戶之所有財產，得行使留置權，且不論是否屬於銀行一般日常交易，本行有權出售此等財產，並將出售此等財產之淨收益用於支付或清償客戶積欠本行之任何款項、責任或債務。

21. Conflict of terms

21. 條件之衝突

21.1 If any term of this Agreement conflicts or is inconsistent with any term of any facility letter made between the Customer and the Bank after the date hereof in respect of the relevant facilities (as defined in the relevant facility letter), the facility letter shall prevail.

21.1 如本約定書之任何條件，與本約定書之日期之後，關於相關授信（於相關授信書的定義）之客戶及本行間之任何授信書中之任何條件衝突或不一致，應以授信書之條文為準。

22. Assignment

22. 轉讓

22.1 This Agreement shall be binding upon and enure to the benefit of the Bank and the Customer. The Customer shall not assign or transfer any of its rights and/or obligations under this Agreement and any security documents to which the Customer is a party in the absence of the prior written consent of the Bank.

22.1 本約定書應約束並適用於本行與客戶之利益。未經本行事前書面同意，客戶不得將其於本約定書下及客戶是一方當事人之任何擔保文件中之任何權利及/或義務轉讓或移轉。

22.2 The Bank may at any time upon written notice to the Customer, assign, novate and/or transfer all or any part of its rights and/or obligations under this Agreement, any Relevant Document, facility letter and any security documents to any third party and for such purposes, the Bank shall be entitled to make disclosure on a confidential basis of information about the Customer and, the Customer's group of companies (in the case the Customer is a company) and any Relevant Document, facility letter and security documents to which the Customer is a party. The Customer hereby undertakes to take all necessary actions and execute all documents reasonably required by the Bank in connection with any such assignment, novation or transfer.

22.2 經以書面通知客戶，本行得不時將其於本約定書、任何相關文件、授信與任何擔保文件下之權利及/或義務，轉讓、讓與及/或移轉予任何第三人，而基於此一目的，本行應有權就有關於客戶，及客戶之同一集團之公司（如果客戶是公司），以及客戶是一方當事人之任何相關文件、授信與擔保文件之資訊，由保密之狀態予以揭露。客戶謹此承諾依本行合理之要求，就有關於任何此等轉讓、讓與或移轉，會採取所有必要行動並簽署所有文件。

23. Waivers

23. 棄權

No act or omission by the Bank, its nominee(s) or Subsidiaries shall affect its rights, powers and remedies or any further or other exercise of such rights, powers or remedies under this Agreement. The rights and remedies under this Agreement is cumulative and not exclusive of its rights and remedies provided by law. Delay in exercising or the exercise or non-exercise of any right under this Agreement shall not be taken as a waiver of that right, and any single or partial exercise by the Bank, its nominee(s) or Subsidiaries of any right under this Agreement shall not preclude any other or further exercise thereof, or the exercise of any other right.

本行、其所指定之人或該等附屬公司之行動或疏漏，並不影響其於本約定書下之權利、權力與補救，或此等權利、權力或救濟之任何進一步或其他之行使。本約定書之權利與補救，是累積的，且不排除法律賦予本行之權利與補救。本約定書下之任何權利之遲未行使，或行使，或未行使，不應被理解為對該權利之棄權，而由本行、其指定之人或該等附屬公司就本約定書之權利所為之任何單獨或部分之行使，並未妨礙該權利之任何其他或進一步行使，或任何其他權利之行使。

24. No Responsibility

24. 無責任事項

24.1 The Bank shall not be responsible in any way for any loss or damage or depreciation or diminution in value of (i) any assets or property from time to time charged to the Bank pursuant to this Agreement, any Relevant Document, facility letter and security documents or (ii) any of the Securities (as defined in Schedule 6) or (iii) any other document(s) from time to time lodged with the Bank or its agent or nominee (whether for safe custody, security or otherwise).

24.1 本行毋須就(i)依本約定書、任何相關文件、授信與擔保文件，不時質押予本行之任何資產或財產，或(ii)任何擔保品（如附件六定義），或(iii)不時由本行或其代理人或指定之人所保管之任何其他文件(無論是為了安全保管、擔保或其他)，其在價值上之損失、損害或貶值或減少，以任何方式負責任。

24.2 If owing to exchange control restrictions or other circumstances beyond the control of the Bank, any payment made by the Bank on behalf of the Customer or for its account is effected in a currency other than that in which it is expressed to be payable, the Bank shall not be responsible for any foreign exchange loss arising as a result thereof.

24.2 若因外匯管制之限制，或因其他本行無法控制之情況，致使本行代表客戶或客戶之帳戶所為之付款，被以明文規定支付應使用之幣別以外之貨幣支付時，則本行毋須對於此等原因所導致之任何匯兌損失負責任。

25. Severability
25. 可分性

Each of the provisions of this Agreement is severable and distinct from the others. If any provision of this Agreement is prohibited or is not or ceases to be legal, valid, binding and enforceable under the law of any jurisdiction, neither the legality, validity, binding effect or enforceability of the remaining provisions under that law nor the legality, validity, binding effect or enforceability of that provision under the law of any other jurisdiction shall be affected.
本約定書之每一條款均是獨立於其他條款。如本約定書之任何條款依據任何司法管轄區之法律而被禁止適用，或不再具備或終止其合法性、有效性、約束力及可執行性，其餘條款則不論是依據該法律之合法性、有效性、約束力或可執行性，或是該條款依據任何其他司法管轄區法律之合法性、有效性、約束力或可執行性，均不受到影響。

26. Notices
26. 通知

26.1 In Writing and Methods of Delivery

26.1 以書面為之與交付方式

Every notice or communication under this Agreement must be in writing and may, without prejudice to any other form of delivery, be delivered personally or sent by post or transmitted by fax.
本約定書下之每一通知或通訊，需以書面為之，且在不損及任何其他交付類型前提下，得以專人交付或郵寄或傳真方式為之。

26.2 Correspondence Addresses and Numbers

26.2 通訊地址與號碼

Subject to Clause 26.3, the correspondence address(es) and fax number(s) of the Customer, for the purpose of this Clause 26 are set out in Schedule 1.
為第26條之目的，受限於第26.3條，客戶之通訊地址及傳真號碼載列於附件一。

26.3 Notification of Changes

26.3 變更通知

No change in any of the particulars set out in Schedule 1 will be effective against a party until it has been notified to that party.
於通知他方當事人之前，載列於附件一之任何資料之改變，對他方當事人不生效力。

26.4 Deemed Giving of Notice and Receipt

26.4 視為已給予通知及收受

A notice or communication will be deemed to have been duly given and received:-
通知或訊息將被視為已合適地發出與收受：

(a) a notice or demand by the Bank under this Agreement may be served by post, personal delivery or facsimile transmission and shall be deemed to have been duly served if by post on the day following the day of posting (its subsequent return or non-delivery notwithstanding) and if by personal delivery or facsimile transmission at the time on the day of such personal delivery or facsimile transmission if addressed to the Customer or the legal or personal representative(s) of the Customer at the last known address or the facsimile number according to its record;

(a) 就任何根據本約定書由本行發出的通知或付款要求可以以郵遞、專人送遞或傳真方式送達。如以郵遞方式發出，則於投寄翌日已視作有效地送達（儘管其後該郵件由於未能送遞而被退回）；如以專人送遞或傳真方式發出予客戶，其法律代表或遺產代理人於本行記錄所載及最後所知的地址或傳真號碼，則在該專人送遞或傳真派發或發出當日已視為有效地送達；

(b) a notice by the Customer or its legal representative(s) or its estate may be served by post, personal delivery or facsimile transmission at the registered office or last known address of the Bank but shall not be deemed to have been duly served unless and until actual receipt of such post, personal delivery or facsimile transmission by the Bank.

(b) 客戶或客戶的法律代表或遺產發出或提出的通知可採用郵遞、專人送遞或傳真方式將其送達至本行註冊地址或客戶或上述人士最後獲知的本行地址或傳真號碼。除非及直至本行實際上收到該郵遞、專人送遞或傳真，否則不應被視為有效送達。

27. Variation
27. 修改

The Bank may by notice to the Customer vary, amend or supplement any terms of this Agreement and such variation, amendment or supplement shall take effect from the date when the notice is deemed to be received by the Customer under Clause 26.4 or the date specified in the notice, whichever is later.
本行得以對客戶之通知，修改、修正或增補本約定書中之任何條件，而此等修改、修正或增補，應自通知依據第26.4條規定被視為由客戶收受之日，或通知內所規定之日，兩者中較遲之日生效。

28. Governing Law and Jurisdiction
28. 適用法律與管轄權

28.1 Governing Law
28.1 適用法律

This Agreement is governed in all respects by and shall be construed in accordance with the laws of Hong Kong.
本約定書於各方面均受香港法律管轄並按香港法律解釋。

28.2 Jurisdiction
28.2 管轄權

The Customer and the Bank irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts and each of them waives any objection to proceedings in Hong Kong on the grounds of venue or inconvenient forum. Nothing herein shall limit the right of the Bank to commence any legal action against the Customer and/or its assets in any other jurisdiction, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction(s), whether concurrently or not.
客戶與本行不可撤銷地同意香港法院具有非專屬之管轄權，且均放棄對於在香港之訴訟程序，基於審判地或不便利法庭所為之任何抗辯。本約定書並未限制本行在任何其他司法管轄區，對客戶及/或其資產開始任何法律程序之權利，且在任何司法管轄區所提起之訴訟，不應妨礙在任何其他司法管轄區之起訴，無論其是否並存。

29. Process Agent
29. 送達代收人

The service of any process connected with proceedings in the Hong Kong courts and relating to this Agreement will be deemed to have been validly served on the Customer if it is received by the process agent whose name and present address are set out in Schedule 1 and service will be deemed to have been acknowledged by that party if it is acknowledged by that process agent.
與香港法院有關且與本約定書相關之任何送達，若由名稱與目前地址記載於附件一之送達代收人收受，則將被視為已有效向客戶為送達，且若經該送達代收人認收，則該項送達將被視為已為該當事人所認收。

30. Continuing Agreement
30. 繼續性契約

This Agreement is a continuing agreement and all the rights, powers, authorities and remedies conferred on and available to the Bank under this Agreement shall, unless stated otherwise, in any other agreement between the Bank and the Customer, continue to apply to the obligations and liabilities of the Customer from time to time owed to the Bank, whether past, present or future, actual or contingent, alone or jointly with any other person and notwithstanding the death, incapacity, bankruptcy, voluntary winding up of the Customer or otherwise or any other event or any change in the constitution, membership, ownership or name of the Customer, or any proceeding affecting the Customer.
本約定書是繼續性契約，本約定書所授予並提供予本行之所有權利、權力、授權及補救，除另有約定外，應在本行與客戶間之任何其他契約中，繼續適用於客戶不時積欠本行之債務與責任，不論是過去、現在或未來、實際或或有、單獨或與任何其他人連帶，且不論客戶發生死亡、無行為能力、破產、自願清盤或其他，或客戶在組織、成員、所有權或名稱上發生任何其他事件或任何改變，或有任何法律程序影響到客戶。

31. Governing Version
31. 標準版本

This Agreement contains both English and Chinese versions and is executed on the English version. The English version is the governing version and shall prevail whenever there is any discrepancy between the two versions.
本約定書包含英文與中文版本，並以英文版本簽署。英文版本為標準版本，若兩種版本間有不一致時，應以英文版本為準。

32. Extent of Application
32. 適用範圍

32.1 It is hereby agreed and declared by the parties hereto, unless otherwise specifically agreed by the Bank in writing, this Agreement shall apply to all credit facilities, all loan account(s) opened or maintained with the Bank, or from time to time advance(s) made or continued to be made, or trade finance transactions or other financial transactions proposed to be entered into, entered into or continue to be entered into with the Bank or other services, facilities or accommodation as the Bank may, at its sole discretion, offer, provide, extend or continue to extend to the customer or customers whose name(s) and other details are specified in Schedule 1 or to any other person at the request and direction of the Customer from time to time.

32.1 本約定書中的各方當事人同意及聲明，除本行另行以書面特別予以同意者外，本約定書應適用於所有信用額度、所有於本行開立或維持，或不時預先設立或繼續設立之貸款帳戶，或本行計畫進行、進行中或持續進行之企業金融或其他金融交易或其他服務、授信或貸款，而由本行自行決定向客戶或名稱與其他細節記載於附件一之客戶或不時依據客戶之要求與指示而向任何其他人，進行要約、提供、展延或持續展延者。

33. Joint and Several Liability
33. 共同及個別責任

33.1 Where the Customer consists of more than one person:-
33.1 若客戶包含多於一名人士：

(a) the liability and obligations of the Customer are joint and several;

(a) 客戶之責任與義務是共同且個別的；

(b) each Customer shall be bound even though any other Customer or any other person intended to be bound by this Agreement is not notwithstanding that this Agreement may be invalid or unenforceable against any one or more Customer and whether or not such deficiency is known to the Bank;

(b) 每一客戶應受本約定書之約束，即使原受本約定書約束之任何其他客戶或任何其他個人不受約束，即使本約定書可能對任一或多數客戶是屬無效或不能執行，且不論此等缺陷是否為本行所知悉；

(c) the Bank shall be entitled to deal separately with a Customer on any matter, including the discharge of the liability of that Customer to any extent, to grant time or indulgence to, or make other arrangements with, any one or more of the Customer, without prejudicing or affecting the rights, liabilities and obligations of any other Customer; and

(c) 本行應有權分別處理與單一客戶間之任何事項，包括在任何程度內免除該客戶之責任、對任何一個或多個客戶給予時間或展期或做出其他安排，而不妨礙或影響任何其他客戶之權利、責任與義務；及

(d) no Customer shall be entitled to the rights or remedies of a surety as regards the liabilities or obligations of another Customer.

(d) 就其他客戶之責任或義務，客戶應無權主張擔保人之權利或補救。

33.2 Where the Customer consists of more than one person, the term "Customer" refers to any one or more than one of them or all.

33.2 若客戶包含多於一名人士，「客戶」一詞是指任何一名或多於一名或全部客戶。

34. Outsourcing

34. 外判

34.1 Subject to all applicable laws, rules, regulations, guidelines, circulars and codes of conduct, the Bank is in its absolute discretion entitled to delegate any of its functions under this Agreement to any of its associate or its authorized agent for performance of such functions without further notice to the Customer.

34.1 在受所有適用的法律、規則、規例、指引、通函及守則規管的前提下，本行有權在毋須給予客戶進一步通知的情況下，將本約定書項下本行的職能委託予任何聯營公司或本行授權的代表以便其執行上述職能。

34.2 Subject to all applicable laws, rules, regulations, guidelines, circulars and codes of conduct, the Bank has right to outsource the service in whole or in part to its associate, its agent or such other party in Hong Kong or elsewhere in such a manner as the Bank shall consider appropriate while the Bank remains responsible for such outsourced activities.

34.2 在受所有適用的法律、規則、規例、指引、通函及守則規管的前提下，本行有權以本行認為合適的方式將全部或任何部份的服務外判予香港或香港以外的聯營公司、代理人或其他人士。惟本行仍需對外判事項承擔責任。

Schedule 1
附件一

Particulars of the Customer
客戶資料

Name of Customer 客戶名稱	Registered Office / Address 註冊地址 / 地址	Telephone No. 電話號碼	Fax No. 傳真號碼	E-Mail Address 電子郵件帳號	Attention 收件人

1.

2.

3.

Information of the Process Agent
送達代收人資訊

Name of Customer 客戶名稱	Address 地址	Telephone No. 電話號碼	Fax No. 傳真號碼	E-Mail Address 電子郵件帳號

1.

Schedule 2
附件二

Foreign Exchange Transactions
外匯交易

1. Each foreign exchange contract ("**Contract**"), entered into between the Bank and the Customer shall be subject to the general policies and practices, relevant laws and regulations of the relevant foreign exchange market and the Bank's applicable rules and regulations prevailing from time to time.

1. 本行與客戶所進行之每一筆外匯交易契約（下稱「契約」），均應不時遵守一般政策與實務、各該外匯市場之相關法律與法規、以及本行適用之規則與規定。

2. The Customer shall unconditionally and irrevocably deliver to the Bank the amount of the relevant currency(ies) in immediately available funds for value on the date(s) specified for delivery in the relevant Contract without any deduction or withholding whatsoever. The Customer shall from time to time provide the Bank with such information, documents and/or other evidence in form and substance satisfactory to the Bank as proof of its ability to perform each Contract.

2. 客戶應無條件且不可撤銷地就各該契約中規定交付日之價值，以即時可用之資金，向本行交付各該幣別之款項，不得有任何扣減或預扣。客戶應不時以形式上與實質上符合本行要求之方式，向本行提供資訊、文件及/或其他證據，以證明客戶有能力履行每一項契約。

3. The Customer shall forthwith pay on demand in the contractual currency(ies) all monies or any part thereof advanced or paid or credit extended by the Bank or liabilities incurred by the Bank for the Customer in relation to any Contract.

3. 客戶一經接獲付款要求，應立即以契約之幣別，支付本行已撥款或支付或授予借貸之全部款項或其中任何部分，或與任何契約有關，而由本行為客戶負擔之債務。

4. The Customer shall forthwith pay interests (before and after judgment) on any sum(s) advanced or paid or demanded by the Bank at such rate(s) as the Bank may at its sole discretion from time to time charge until full payment of all such charges, commission, fees, costs (legal or otherwise) and expenses in connection with any Contract or the Bank's enforcement of any rights or security in respect of any Contract.

4. 客戶應立即以本行得不時按絕對酌情權決定收取之利率，就由本行撥款或支付或付款要求之任何款項，於關於任何契約，或與任何契約相關之任何權利或擔保之本行執行事項相關之所有此等費用、佣金、手續費、成本（法律或其他）以及開支獲得完全支付之前，支付利息（判決前或判決後）。

5. The Customer shall forthwith deposit or procure to be deposited with the Bank such margin or other securities or additional margin or other securities in such form and value as the Bank may require from time to time to secure any of its obligations to the Bank in respect of each Contract.

5. 客戶應立即以本行得不時要求之該等形式與價額，向本行存入，或致使存入此等保證金或其他擔保或額外之保證金或其他擔保，以擔保有關於每一項契約中由客戶對本行負擔之任何債務。

6. The Customer assigns and agrees to assign to the Bank any and all of its rights, title, powers, benefits and interests both present and future, actual or contingent, several or joint in and to each Contract as continuing security for the payment and discharge of any and all of the monies, obligations and liabilities owing by the Customer to the Bank from time to time.

6. 客戶將其在每一項契約中之任何一切其權利、所有權、權力、得益與利益，不論是現在或未來、實際或或有、個別或連帶者，讓與或同意讓與給本行，以作為一持續性之擔保，擔保客戶不時積欠本行之任何一切款項、債務與責任之付款與清償。

7. Unless otherwise specifically agreed by the Bank, a Contract may be concluded in writing, by telephone or facsimile instructions from any of the authorised persons of the Customer in the manner as provided in the relevant account mandate of the Customer with the Bank or other relevant agreement from time to time. In case of telephone or facsimile instructions, the Bank may act according to the instructions of a person who identifies himself to be an authorised person of the Customer but the Bank shall not be bound to make any further enquiry with regard to such person's identity. The Customer hereby acknowledges and declares that the risk of misunderstanding or errors and the risk of any instructions being given by unauthorised person(s) shall be borne by the Customer solely and the Customer undertakes to fully indemnify the Bank, its officers, employees or agents against any and all loss or damage or liabilities whatsoever arising therefrom.

7. 除非另經本行特別同意，否則得由任何經客戶授權之人，依據客戶在各該本行之帳戶中之授權，或其他不時既有之各該合約書中所規定之方式，以書面、電話或傳真指示之方式成立契約。若以電話或傳真指示所為，本行得依據表明其本身為經客戶授權之人之指示而行動，但本行並無義務就此等人士之身分，另外進行任何查詢。客戶謹此確認並宣告，就誤解與錯誤之風險，以及由未經授權之人所提供之任何指示所生之風險，客戶應單獨承擔，同時，客戶承諾對於本行，其高級職員、雇員或代理人就此所遭受之任何一切損失或損害或責任，負完全彌償之責任。

8. On the occurrence of any default by the Customer or any adverse change in circumstances affecting the Customer's business, assets or financial condition or its ability to perform any of its obligations under any Contract, the Bank shall be entitled, without notice to the Customer and without prejudice to the Bank's other rights or remedies, to treat such event as a repudiation by the Customer of all or any Contract(s) then outstanding and to rescind all or any such Contracts with immediate effect. Upon rescission of any Contract the Bank shall be discharged and released in full from any and all obligations thereunder and shall be entitled to a proprietary claim in respect of any amounts of any currency(ies) delivered by the Bank to the Customer thereunder and/or to claim damages.

8. 若客戶發生任何違約情形，或情況有任何不利之改變因而將影響客戶之營運、資產或財務狀況，或影響其依據任何契約履行任何其負擔之義務之能力，在毋須通知客戶，亦不影響本行其他權利或補救之情況下，本行有權將此等事件視為客戶對於任何一切當時尚未清償之契約之拒付行為，並立即有效地解除任何一切此等契約。任何契約一經解除，本

行在此等契約中之任何一切義務即應完全解消並免除，本行並有權就有關於此等契約下而由本行交付予客戶之任何幣別之任何款項之所有權及/或損害之權利加以申索。

9. Without prejudice to the Bank's rights and remedies under preceding paragraph 8, if any of the following events occur:-

9. 在不影響本行依據上述第8項所有之權利與補救之情況下，若發生任何以下事件：

(a) the aggregate amount of unrealised losses in respect of all Contracts outstanding at any time exceeds such percentage, as the Bank may in its absolute discretion determine from time to time, of the aggregate amount of all Contracts then outstanding;

(a) 在任何時候有關於所有契約餘額之未實現損失之總款項，超過所有契約當時總餘額依據本行得不時依其絕對酌情性決定之特定百分比；

(b) the aggregate amount of unrealised losses in respect of all Contracts outstanding at any time exceeds such percentage, as the Bank may in its absolute discretion determine from time to time, of the value (as determined by the Bank in its absolute discretion from time to time) of the margin and other securities referred to in paragraph 5 hereof; or

(b) 在任何時候有關於所有契約餘額之未實現損失之總款項，超過本附件第5 項所定之現金保證金與其他擔保之價值（該價值依據本行得不時依其絕對認定）依據本行得不時絕對酌情決定之特定百分比；或

(c) the Bank in its absolute discretion determines, having regard to movements in exchange rates applicable to the Contracts which may be adverse to the Customer, that it would be prudent to close out or cancel all or any Contract(s) then outstanding;

(c) 本行依其絕對酌情權，基於適用於契約之匯率之變動可能不利於客戶，認定清算或取消全部或任何契約當時餘額是謹慎之作為：

the Bank shall be entitled at its absolute discretion, on behalf of the Customer and without notice to the Customer, to square, close out or cancel all or any Contract(s) then outstanding for the account of the Customer. The Customer shall be liable to pay to the Bank immediately on demand the amount of any and all loss or loss of profit, expense or liability which the Bank or Subsidiaries may incur in closing out or cancelling any such Contract(s) and/or by reason of any difference between the exchange rates applicable to such Contract(s) and the exchange rates prevailing at the time when such Contract(s) are squared, closed out or cancelled, and the Bank shall have no liability whatsoever for any loss suffered by the Customer by reason or in consequence of such squaring, closing out or cancellation being made at a less favourable time and/or rate.

則本行應有權依其絕對的酌權決定，毋須通知客戶，即代表客戶扎平、清算或取消客戶之帳戶之任何一切契約當時餘額。一經接獲付款要求，客戶應立即向本行支付任何一切損失或收益之減損、費用或債務之款項，包括因清算或取消任何此等契約，及/或因此等契約所適用之匯率與此等契約結算、清算或取消時所適用之匯率間之任何差異，本行或該等附屬公司所招致者，且本行對於客戶因此等結算、關閉或取消是在較不利之時點及/或匯率所進行而遭受之任何損失，毋須負擔任何責任。

10. Each notice of confirmation of a Contract issued by the Bank to the Customer and any calculation of unrealised losses for the purposes of paragraph 9 hereof shall, in the absence of manifest error, be deemed conclusive and binding on the Customer as to the particulars of the relevant Contract.

10. 除非有明顯錯誤，否則由本行向客戶簽發之每一件契約確認通知，以及基於本附件第9項之原因對未實現損失所為之任何計算，就各該契約中之特定項目規定應被視為是最終的決定，且對於客戶具有約束力。

11. The Customer hereby confirms that each Contract shall be deemed to have been undertaken by the Customer solely in reliance upon its own judgment and at its own risk and the Customer shall not at any time hold the Bank responsible in any manner for any loss or damage or liabilities whatsoever resulting from any advice from or information provided by the Bank whether or not such advice or information was requested by the Customer. The Bank shall have no obligation whatsoever to enter into any particular Contract with the Customer and the Bank shall not be liable for any failure to comply with the Bank's obligations under any Contract by reason of any present or future acts, laws or regulations of any government or other relevant bodies, market conditions or for any cause beyond the Bank's control.

11. 客戶謹此確認，每一項契約均應被視為是客戶純粹依據其自己之判斷，並於自行承擔風險的情況下進行，同時，客戶於任何時候均不得要求本行以任何方式，負擔因本行所告知之任何事項或提供之資訊，所導致之任何損失或損害或責任，不論此等告知事項或資訊是否應客戶之要求而提供。本行並無義務與客戶進行任何特定之契約，且因為任何政府或其他相關實體之任何現在或將來之法案、法律或法規、市場狀況或因任何本行無法控制之原因，導致本行無法遵守本行在任何契約下之義務時，本行毋須負責。

12. The Bank is entitled, at its sole discretion, to appoint brokers, agents and correspondents in connection with the exercise of the Bank's rights and powers or performance of the Bank's obligations hereunder or under any Contract and to authorise them to sub-delegate such rights and powers. Provided that the Bank has exercised reasonable care in the appointment of any such persons, the Bank shall not be liable for any act, omission or default (whether negligent or wilful) or for the solvency of any such persons.

12. 本行有權依其絕對酌情權決定，就有關於本附件或任何其他契約中，本行權利及權力之實行，或本行義務之履行，指定仲介人、代理人與聯絡人，並授權此等人員就該權利及權力進行再指派。若本行就任何此等人員之指定已盡合理注意，對於任何此等人員之任何行為、疏忽或違約（不論是疏忽或故意）或其清償能力，本行均毋須負責。

Schedule 3
附件三

Overdraft Facilities
透支授信

1. The Bank may at its sole discretion, from time to time agree, at the request of the Customer, to make available to the Customer one or more overdraft facilities on any or all of the Customer's account(s) with the Bank.

1. 本行得依其絕對的情權，於客戶提出要求時，就客戶於本行之任何或所有帳戶，下時同意提供客戶一筆或多筆透支授信。

2. An overdraft facility granted by the Bank to the Customer shall not be available for drawing until all relevant conditions precedent specified in writing by the Bank have been duly fulfilled, satisfied and observed or otherwise waived in whole or in part by the Bank.

2. 本行對客戶授予之透支授信，於本行以書面規定之所有相關先決條件合法完成、履行、遵守或全部或部份由本行另行棄權之前，不得取款。

3. The Customer shall not make any drawing which would cause the debit balance(s) on the account(s) to exceed the amount(s) specified by the Bank for such account(s) from time to time, nor permit or cause any interest to accrue thereon so that upon the Bank debiting interests to the account(s), the debit balance(s) on such account(s) exceeds the amount(s) specified by the Bank for such account(s) from time to time.

3. 客戶對於會導致帳戶中借方餘額超過本行不時對此等帳戶所設定之款項之任何取款，或是會允許或導致因之而生之任何利息經本行扣賬後，該帳戶中借方餘額超過本行不時對此等帳戶所設定之款項之任何取款，均不得為之。

4. If the debit balance exceeds the amount of the overdraft facility specified by the Bank for any reason, interests shall accrue on such excess amount at the default interest rate(s) stipulated by the Bank from time to time.

4. 若借方餘額超過本行對透支授信所設定之款項，不論其原因為何，此等超額款項之利息，均應依據本行不時所規定之違約利率加以累計。

5. The Bank reserves the right, at any time, (i) not to permit any account to be overdrawn notwithstanding that the specified overdraft limit has not been exceeded; (ii) to cancel or terminate, in whole or in part, any overdraft facility and (iii) to demand repayment of all or any amount due and payable to the Bank in respect of any overdraft facility at any time.

5. 本行保留權利，得不時， (i) 不許可任何帳戶透支，即使所設定之透支限制額並未被超過； (ii) 取消或終止任何透支授信之全部或部份；以及 (iii) 就有關於任何透支授信中應向本行支付全部或任何部份之到期款項，不時要求予以償還。

Schedule 4
附件四

Multi-Currency Loans
多國貨幣貸款

1. **Revolving Loan Facilities**
1. 循環貸款融資

The Bank may at its sole discretion and from time to time make available to the Customer one or more multicurrency revolving loan facilities on a committed or non-committed basis (**"Revolving Loan Facilities"**). The Revolving Loan Facilities will be available to the Customer in Hong Kong dollars and/or in any other currency or currencies to be agreed in writing between the Bank and the Customer from time to time (each an **"Optional Currency"**).
本行得依其絕對酌情權決定，不時提供客戶一筆或多筆，指定或未指定之多國貨幣循環貸款融資（下稱「循環貸款融資」）。循環貸款融資將以港幣及/或任何其他幣別，或本行與客戶不時以書面同意之幣別（每一幣別稱之為「可選擇幣別」），對客戶提供。

2. **Drawings**
2. 動用

(a) A Revolving Loan Facility granted by the Bank to the Customer shall not be available for drawing until all conditions precedent specified by the Bank in the facility letter for that Revolving Loan Facility have been duly fulfilled, satisfied and observed or otherwise waived in whole or in part by the Bank.
(a) 本行對客戶授予之循環貸款融資，於本行在授信書中對於該循環貸款融資所規定之所有先決條件合法完成、履行、遵守或全部或部份由本行另行豁權之前，不得取款。

(b) After the conditions precedent for a Revolving Loan Facility have been duly fulfilled, satisfied and observed or otherwise waived in whole or in part by the Bank, the Customer may, on any business day during the availability period specified in the relevant facility letter, draw advances in Hong Kong dollars and/or in one or more Optional Currency up to the equivalent (as determined by the Bank) of a maximum principal amount in Hong Kong dollars specified by the Bank in the relevant facility letter (**"Revolving Facility Amount"**) Provided that:-
(b) 於循環貸款融資所規定之所有先決條件經已合法完成、履行、遵守，或全部或部份由本行另行予以豁權之後，客戶得於下列條件具備時，於各該授信書所規定之有效期間內之任一營業日，以港幣及/或一種或多種可選擇幣提領借款，最高限額可達到（由本行決定）等同於各該授信中本行以港幣所設定之本金款項上限（下稱「循環授信款項」）：

(i) the Bank receives prior written notice of drawing in a form and substance and within the time prescribed by the Bank for such purposes from time to time (**"Notice of Drawing"**), duly executed by the Customer or on behalf of the Customer specifying the proposed date, amount, currency and the interest period applicable (**"Interest Period"**) (which shall be of a duration agreed and permitted by the Bank under the relevant facility letter) for such advance. The Interest Period for each advance shall commence from and include the date of a drawing or the date a drawing is rolled over or, as the case may be, further rolled over or in such other manner as agreed between the Customer and the Bank from time to time and end on and include the last day of each Interest Period selected by the Customer in the relevant Notice of Drawing (**"Interest Payment Date"**);
(i) 本行接到由客戶或代表客戶合法簽署，以符合本行為該目的而不時規定之形式與實質以及期間內之事先書面通知（下稱「取款通知」），其中表明該項借款之預定時間、款項、幣別以及所適用之計息期間（下稱「計息期間」）（其應為本行依據該授信同意並允許之期間）。每一筆借款之計息期間，應開始於並包括取款之日，或循環取款或進一步循環取款（依實際情況），或依客戶及本行不時同意之該其他方式取款之日，且終止於並包括客戶在各該取款通知中所選擇之每一計息期間之末日（下稱「利息清償日」）。

(ii) no Interest Payment Date shall extend beyond the Repayment Date (as defined below) or Final Repayment Date (as defined below) specified in this Agreement or the relevant facility letter and for this purpose, **"Repayment Date"** means each of the dates subject to the term of the loan and as agreed between the Customer and the Bank on which interim payment of the loan falls due and **"Final Repayment Date"** means the date on which the last interim payment of the loan falls due;
(ii) 利息清償日不得延後至本約定書或各該授信中所規定之還款日（如下述定義）或最後償還日（如下述定義），此處所謂之「還款日」是指依據貸款條件且經客戶與本行同意，貸款之分期支付到期之每一個日期，而「最後償還日」是指貸款中最後一期分期支付到期之日。

(iii) the amount of each advance shall be an amount in Hong Kong dollars equal to or an amount in an Optional Currency determined by the Bank from time to time to be equivalent to a minimum advance amount (as specified by the Bank in the relevant facility letter) and any integral multiples thereof; and
(iii) 每一筆借款之款項，應等同於最低借款款項（由本行於各該授信中規定）以及任何其整數倍數之港幣款項或本行不時決定之選擇性幣別款項。

(iv) the aggregate principal amount of all advances outstanding whether in Hong Kong dollars and/or Optional Currencies at any one time shall not exceed the equivalent (as determined by the Bank from time to time) of the Revolving Facility Amount.

(iv) 不論於何時，所有借款餘額之本金總款項，不論是以港幣及/或選擇性幣別為之，不得超過等值（依本行不時之認定）之循環授信款項。

3. Notices of Drawing

3. 取款通知

Each Notice of Drawing, once issued, shall be irrevocable and the Customer shall be bound to make a drawing. If for any reason an advance is not drawn in accordance with a Notice of Drawing, the Customer shall immediately on demand pay to the Bank such amount as may be necessary to compensate the Bank for any loss or expense incurred in liquidating or redeploying funds arranged for the purpose of such drawing or otherwise as a consequence of such failure to draw.
每一取款通知一經發出均應是不可撤銷的，客戶必須予以取款。若因任何原因使得借款並未依據取款通知而被取用，一經接獲付款要求，客戶應立即支付本行必要之款項，以補償本行因結算或重新調度為此項取款所安排之資金而招致之任何損失或開支，或其他因此等未取用款所導致之後續成本。

4. Business Day

4. 營業日

For the purpose of this Schedule 4, "**business day**" in respect of Hong Kong dollars means a day (excluding Saturdays and Sundays) when banks are open for business in Hong Kong, and in respect of any Optional Currency means a day (excluding Saturdays and Sundays) when markets are open for business in the principal financial centre of the country or territory of which that currency is the lawful currency or such other place as the Bank may determine.
為本附件四之目的，有關於港幣之「營業日」，是指在香港銀行開門營業之日（不含週六及週日），有關於任何可選擇幣別之「營業日」，是指以該幣別為法定貨幣之國家或領域，或本行得決定之該其他地區，其主要金融中心之市場開門營業之日（不含週六及週日）。

5. Extent of Application

5. 適用範圍

The terms and conditions in this Schedule shall be subject to such other terms and conditions which the Bank may specify in relation to any individual Revolving Loan Facilities.
本附件之規定，應遵守本行就有關於任何個別循環貸款融資而訂定之該等其他規定。

Schedule 5
附件五

Trade Financing Transactions
貿易金融交易

1. **Scope of Application**
1. **適用範圍**

(a) The provisions in this Schedule shall apply to any facility or accommodation as the Bank may, at its discretion, extend or continue to extend to the Customer or to any other person at the request of the Customer from time to time by way of loans, discounts, overdrafts, advances against bills and/or documents, negotiation or collection of bills and/or documents, the issue, confirmation or transfer of a documentary credit (the "**Documentary Credit**") or a standby letter of credit ("**Standby Credit**"), the issue of a shipping guarantee or other dealings (collectively the "**Trade Finance Facilities**") concerning goods, services and/or obligations to which Documents relate (respectively, "**Goods**", "**Services**" and "**Obligations**"), in each case to such extent and in such manner as the Bank may think fit.

(a) 本附件之條款，應適用於任何融資或融通，其是本行對客戶，或依據客戶不時所提出之要求而對任何其他人，按絕對酌情權決定授予或持續授予者，其型態為貸款、貼現、透支、借款以對應於、匯票及/或文件之押匯或託收、跟單信用狀（下稱「跟單信用狀」）或備用信用狀（下稱「備用信用狀」）之簽發、確認或移轉、有關於文件相關之貨物、服務及或義務（以下分別稱為「貨物」、「服務」及「義務」）之擔保提貨保證書或其他交易文件（合稱為「貿易金融融資」）之簽發，並於個別情況依據本行認為適當之方式及範圍進行。

(b) In this Schedule, "**Documents**" means all bills, promissory notes and other instruments used for obtaining the payment of money, invoices, documents of title, transportation documents, warehouse receipts, insurance policies and other documents relating to Goods and stipulated documents under any Documentary Credit or Standby Credit or otherwise, which Goods and/or documents are in the name, possession or control of the Bank or held by or to the order of the Bank, whether for custody or any other reason and whether or not in the ordinary course of banking business

(b) 於本附件中，「文件」指用於取得款項、發票、所有權文件、運送文件、倉單、保險單之支付之所有匯票、本票及其他票據，以及與貨物有關之其他文件，以及依據任何跟單信用狀或擔保信用狀或其他文件所規定之文件，其貨物及/或文件應為本行之名義而由本行佔有，或由本行控制，或由本行或其指定之人持有，不論其是基於保管或任何其他理由，亦不論其是否屬於銀行一般日常交易。

(c) The terms and conditions in this Schedule shall be subject to such other terms and conditions which the Bank may specify in relation to any individual Documentary Credit or Standby Credit or any particular Trade Finance Facilities.

(c) 本附件之規定，應遵守本行就有關於任何個別之跟單信用狀，或備用信用狀，或任何其他特定貿易融資而訂定之該等其他規定。

(d) Each Documentary Credit shall be subject to the Uniform Customs and Practice for Documentary Credits published by the International Chamber of Commerce ("**ICC**") as are in effect from time to time ("**UCP**"). Each Standby Credit may be subject to UCP and/or the International Standby Practices published by ICC as are in effect from time to time ("**ISP**") to be agreed between the Bank and the Customer from time to time.

(d) 每一跟單信用狀應遵守國際商會（下稱「ICC」）所發行之當時有效之信用狀統一慣例（下稱「UCP」）。每一備用信用狀應遵守ICC 所發行之當時有效之UCP 及/或國際擔保函慣例（下稱「ISP」）而由本行與客戶不時同意者。

(e) Each collection shall be subject to the International Chamber of Commerce Uniform Rules for Collections as are in effect from time to time ("**Rules for Collections**").

(e) 每一託收應依據當時有效之國際商會託收統一規則（下稱「託收規則」）。

(f) In the event of any conflict between this Schedule and the UCP and/or ISP and/or the Rules for Collections, this Schedule shall prevail.

(f) 若本附件與UCP及/或ISP及/或託收規則有任何衝突，應以本附件之條文為準。

2. **Documentary Credit or Standby Credit**
2. **跟單信用狀或備用信用狀**

(a) The Bank is authorised to accept and pay all drafts and documents drawn or purporting to be drawn and presented or negotiated under each Documentary Credit or Standby Credit.

(a) 本行獲得授權接受並支付依據每一跟單信用狀或備用信用狀而提領或意圖提領及提示或洽兌之匯票與文件。

(b) The Bank may, at its sole discretion restrict negotiations under any Documentary Credit or Standby Credit to its own offices or to any correspondent or agent of its choice and, in such a case, the Bank is authorised to accept and pay all documents drawn or purporting to be drawn on any such office, correspondent or agent.

(b) 本行得依其絕對酌情權決定，將任何跟單信用狀或備用信用狀之議付限定於其辦事處或其選擇之任何聯絡人或代理人，此時，本行獲得授權接受並支付在任何此等辦事處、聯絡人或代理人提領或意圖提領之文件。

(c) The Customer shall, as applicable, accept all documents presented and pay the Bank not later than the applicable date an amount equal to the amount due under any Documentary Credit or Standby Credit.

(c) 如果可適用，客戶應接受經提示之所有文件，並在不晚於所適用之日期之前，向本行支付與任何跟單信用狀或備用信用狀到期款項相同之款項。

(d) The Customer shall pay to the Bank immediately on demand a commission at such rate(s) as the Bank may from time to time prescribe in connection with each Documentary Credit or Standby Credit.
(d) 一經接獲付款要求，客戶應立即依據本行得不時規定之該等費率，向本行支付有關於每一跟單信用狀或備用信用狀之手續費。

(e) The presentation of documents under a Documentary Credit or Standby Credit shall be in compliance with its terms if they purport to be in order and, taken as a whole, contain the description of the relevant Goods, Services and/or Obligations.
(e) 若其條件是用於規範，整體來看包含各該貨物、服務及/或義務之說明，則跟單信用狀或備用信用狀之文件之提示，應遵守其條件。

(f) This Schedule shall also apply to any Documentary Credit or Standby Credit extended or amended at the request and direction of the Customer.
(f) 本附件亦應適用於依據客戶要求及指示而授予或修正之任何跟單信用狀或備用信用狀。

(g) The Bank shall at its sole discretion be entitled to terminate any Documentary Credit or Standby Credit other than an irrevocable Documentary Credit or Standby Credit.
(g) 本行應有權自行決定終止任何跟單信用狀或備用信用狀，但不包括不可撤銷之跟單信用狀或備用信用狀。

(h) For the avoidance of doubt, the Client hereby agrees that the Bank shall have absolute discretion as to whether or not open the Documentary Credit or Standby Credit for the Customer.
(h) 為免產生疑問，客戶謹此同意本行有絕對酌情權決定是否為客戶開出跟單信用狀或備用信用狀。

3. **Export Documents**
3. 出口文件

(a) The Customer shall pay the Bank not later than the applicable date an amount equal to the amount due under bills negotiated or endorsed by the Bank, whether or not drawn under a Documentary Credit or Standby Credit, which are dishonoured or not paid on their due date(s). Non-payment shall be deemed to have occurred if the Bank has not on their due date(s) received unconditionally the whole sum due. The Bank shall have full recourse against the Customer in these cases irrespective of the reason for dishonour or non-payment.
(a) 客戶應在不晚於所適用之日期之前，向本行支付與已由本行兌現或背書之匯票之到期款項相同之款項，不論在到期日遭退票或未付款之跟單信用狀或備用信用狀，是否已被提領。若本行未於到期日獲得無條件之全額付款，則將被視為構成拒絕付款。不論退票或未付款之原因為何，本行在此類事件中對客戶應有完全之追索權。

(b) The Customer shall also reimburse the Bank immediately on demand for advances or Trade Finance Facilities made against any documents which have not been duly taken up on presentation or in respect of which payment has not been duly made to the Bank.
(b) 一經接獲付款要求，客戶亦應立即向本行償還經提示而未獲準時付款之任何文件之借款或貿易金融融資，或有關於未準時向本行支付之款項。

(c) The Bank is authorised, at its sole discretion and on such conditions as it thinks fit from time to time, in relation to any bill, whether or not drawn under a Documentary Credit or Standby Credit:-
(c) 本行獲得授權依其絕對酌情性，並依其不時認為適當之該等條件，不論是否已依據跟單信用狀或備用信用狀提領，對於任何匯票：

(i) to take conditional acceptances and/or acceptances for honour and/or to extend the due date(s) for payment;
(i) 為附條件之接受及/或接受承兌及/或展延付款日期；

(ii) to accept payment from the drawees or acceptors before maturity under rebate or discount;
(ii) 於減讓或貼現到期日之前，自付款人或承兌人處受領付款；

(iii) to accept part payment before maturity and to deliver a proportionate part of the Goods to the drawees or acceptors of the bills or the consignees of the Goods;
(iii) 於到期日前受領部分付款，並按比例將部分貨物交付與匯票之付款人或承兌人，或貨物之收件人；

(iv) to deliver up the shipping or other documents relating to any bill only upon payment in full or part payment of such bill, notwithstanding that such procedure may be contrary to the previous instructions of the Customer, if the Bank, its offices, correspondents or agents deem it advisable;
(iv) 如本行、其高級職員、聯絡人或代理人認為適當，則不論該程序是否與客戶先前之指示相反，交付運送文件或交付有關於獲得全部或部份付款之任何匯票之其他文件；

(v) at the request of the drawees, to delay presentation of any bill for payment or acceptance, without prejudicing or affecting the liabilities of the Customer to the Bank in respect of such bill, unless the Bank has received prior explicit instructions from the Customer to the contrary;
(v) 除非本行自客戶處接獲相反之明確指示，否則可依據付款人之要求，就任何匯票之付款或承兌付款予以延期提示，但不得損及或影響客戶就此等匯票對本行所負之責任；

(vi) to protest any bill which is dishonoured and to take any other steps which the Bank may consider necessary or desirable to protect its rights and interest in such bill; and
(vi) 拒付任何遭退票之匯票，並進行任何其他本行認為必要，或為保障其在此等匯票上之權利及利益

之措施；及

(vii) to institute proceedings and to take steps for the recovery from the acceptors or endorsers of any bill of any amount due in respect of such bill, despite the Bank having debited the account of the Customer with the amount of such bill.

(vii) 即使本行就該匯票之款項曾經自客戶之帳戶扣款，仍得就任何匯票之任何到期款項，進行訴訟程序並採取由承兌人或背書人處獲得補償之措施。

4. **Collections**

4. **託收**

(a) If the Bank is requested to make a collection, the Bank is authorised to treat the service as subject to and conditional upon collection and actual receipt by the Bank of full payment of the relevant bill, draft or document.

(a) 如本行被要求辦理託收，則本行獲得付款授權，其處理本項服務之依據與前提條件，是各該匯票、票據或文件由本行收取並實際上取得完整之付款。

(b) In the absence of such collection and receipt by the Bank, the Customer will reimburse the Bank, immediately on demand, for any and all amount due in respect of such service.

(b) 如本行並未就此等託收取得款項，客戶一經接獲付款要求，將立即償付本行與該服務有關之任何一切到期款項。

(c) All items not payable at the Bank's office would be sent to the Bank for transmission at the sole risk of the Customer and may be transmitted by mail or other means, directly or via any of the Bank's offices, correspondents or agents to the drawee, maker or paying agent for payment in credit for acceptance or certification or in such other manner as the Bank may agree from time to time.

(c) 未於本行之營業處所支付之所有項目，將由客戶單獨承擔風險而送交本行，並可以郵寄或其他方式直接或經由任何本行營業處所、聯絡人或代理人，送交予付款人、開票人或付款代理人，並以承兌存入帳戶或保證或本行得不時同意之該其他方式為之。

(d) The Customer expressly acknowledges and confirms that any collection is subject to final payment in remittance (or in such other none cash manner as the Bank may agree from time to time) and the Bank is required to credit the Customer's account only after the Bank has received such payment. In the event that final payment in remittance (or such other none cash manner as agreed by the Bank from time to time) is not received for whatever reasons, the Bank is entitled to charge back and recover such amount from the Customer and the Customer undertakes to reimburse the Bank such amount immediately on demand together with any and all charges, costs and expenses (including legal expenses on a full indemnity basis) certified as being incurred by the Bank in relation to the transaction.

(d) 客戶明示同意並確認，任何託收最終應以匯款方式付款（或以本行得不時同意之該其他非現金方式為之），而本行僅有在本行經已受領此等付款後，才必須將款項存入客戶帳戶。如不論因為任何理由，導致託收最終並未以匯款方式方式（或以本行得不時同意之該其他非現金方式）受領，本行有權自客戶處取回款項並取得該款項之補償，客戶承諾一經接獲付款要求，立即補償本行該款項，以及經本行證明，其因該交易而承擔之任何一切費用、成本與開支(包括法律費用之完全補償）。

5. **Discrepancies in Documents**

5. **文件之不一致**

(a) If, at the request of the Customer, the Bank, its officers, correspondents or agents countersign or issue any guarantee or indemnity covering discrepancies between the Documents actually presented under the terms of a Documentary Credit or Standby Credit and the relative terms of such Documentary Credit or Standby Credit, the Customer shall pay to the Bank immediately on demand all moneys and liabilities whatsoever which may be claimed or demanded from and paid by the Bank, its officers, correspondents and/or agents by reason of having countersigned or issued such guarantee or indemnity. Subject to any applicable laws and regulations, the Bank shall be under no duty to the Customer to verify the contents of such Documentary Credit or Standby Credit actually presented.

(a) 如本行，其高級職員、聯絡人或代理人依據客戶之要求，簽署或簽發任何保證函或擔保文件，其中包含之與跟單信用狀或備用信用狀之條件以及該跟單信用狀或備用信用狀之相關條件之實際上已提示文件間有不一致之處，則客戶一經接獲付款要求，應立即向本行支付就本行、其高級職員、聯絡人及/或代理人因簽署或簽發此等保證函或擔保文件，因而可能被請求或要求或支付之所有款項與責任。在不抵觸適用之法律規定下，本行應沒有責任核實該實際提交之跟單信用狀或備用信用狀之內容。

(b) The Bank reserves its right to reject any discrepancy(ies) in Documents presented under any Documentary Credit or Standby Credit issued or confirmed by the Bank notwithstanding acceptance of such discrepancy(ies) by the Customer, and the Customer undertakes not to communicate any waiver of discrepancy(ies) to any third party without the prior written consent of the Bank.

(b) 即使客戶接受此等不一致之處，本行仍保留權利，拒絕接納本行所簽發或確認之任何跟單信用狀或備用信用狀之已提示文件間不一致之處，且客戶承諾在未取得本行書面同意前，不與任何第三人就該不一致之處為任何棄權之溝通。

6. **Shipping Guarantees**

6. **擔保提貨保證書**

If the Bank shall, at the request of the Customer, countersign any letter of indemnity or letter of guarantee to shipping companies or forwarding agents for taking delivery of Goods (to which the Customer claims to be entitled) without production of the relevant bill(s) of lading or other document(s) of title or otherwise, the Customer hereby agrees that the following terms shall apply in respect of each such letter:-

若本行依據客戶之要求，在未出具相關提單或其他所有權文件或類似文件情況下，就貨物之交付（客戶有權請求者）

而應向航運公司或運送代理人簽署任何擔保函件或保證函件，則客戶謹此同意下列條件應適用於每一份此等函件：

(a) the Bank is authorised to honour by acceptance and/or by payment any draft drawn under the relevant Documentary Credit and/or Documents, notwithstanding the absence of required accompanying documents or any defects or discrepancies in the accompanying documents and even if such Goods or any part thereof are unacceptable to the Customer for any reasons whatsoever;

(a) 即令欠缺必要之附屬文件，或附屬文件中有任何瑕疵或不一致，且甚至若貨物或貨物之任何部分因任何理由而無法為客戶接受，本行仍被授權，將依據各該跟單信用狀及/或文件提領之任何票據，以承兌及/或付款方式兌現；

(b) the Customer shall pay the Bank a commission at such rate as the Bank may from time to time prescribe during the existence of such letter;

(b) 客戶應依照此等函件存在之期間，本行得不時規定之費率，支付本行手續費；

(c) the Customer shall remain liable to the Bank hereunder until the Bank has been fully, absolutely and unconditionally released and discharged from all its obligations under any such letter;

(c) 於本行依據任何此等函件之所有義務，經已完全、絕對、無條件地解除與清減之前，客戶應依據本附件規定對於本行負責；

(d) the Bank may from time to time, without making prior demand, debit to the Customer's account(s) with the Bank all sums which may be paid by it or any of its correspondents or agents under or in connection with such letter; and

(d) 本行得不時不經事先提出付款要求，就依據或關於此等函件而可能需由本行或任何其聯絡人或代理人支付之總金額，自客戶在本行之帳戶中扣款；以及

(e) the Customer undertakes to deposit with the Bank immediately on demand any amount for which the Bank may become liable to pay from time to time under or in connection with such letter.

(e) 客戶承諾一經接獲付款要求，就依據或關於此等函件而可能需由本行負責付款之任何款項，立即存入本行。

7. **<u>Interest in the Goods</u>**

7. <u>貨物之利益</u>

The Customer hereby irrevocably and unconditionally undertakes and warrants to the Bank that the Documents, the Goods and the proceeds thereof shall be in the sole beneficial ownership of the Customer, free from charge, mortgage, claim, lien and enencumbrances except for the pledge and/or other security created in favour of the Bank pursuant to this Schedule.

客戶謹此不可撤銷且無條件地向本行承諾並保證，除依據本附件規定為本行之利益而設定之質押及/或其他擔保權利外，文件、貨物及其收益應是由客戶單獨享有所有權之利益，其上並無押記、按揭、申索、留置權及產權負擔。

8. **<u>Security</u>**

8. <u>擔保</u>

(a) In consideration of the Bank granting or continuing to make available the Trade Finance Facilities, the Bank shall have a pledge, by way of security, on the Documents and/or the Goods until (i) all the moneys in any and all currency(ies) owing by the Customer to the Bank at any time, actually or contingently, in any capacity, alone or jointly with any other person, (ii) all interests thereon (both before and after any demand or judgment), to the date on which the Bank receives unconditional payment, at the rate(s) payable by the Customer or which would have been payable but for any circumstance which restricts payment, (iii) any and all expenses of the Bank in making payment under this Schedule on behalf of the Customer (but without the Bank being under any obligation to do so) as a result of failure by the Customer to make such payment when due and (iv) all expenses of the Bank in enforcing this Schedule on a full indemnity basis have been paid in full or absolutely discharged.

(a) 由於本行給予並繼續提供貿易金融融資，本行應對於文件及/或貨物以設定擔保之方式享有質押，直到(i)於任何時候由客戶積欠本行之任何及所有幣別之款項，不論是實際上的或是或有的，職位為何、單獨或與任何其他人連帶負責者，(ii)依據客戶所適用之利率，計算至本行受領無條件之付款之日，或計算至可得支付但因任何情況而限制支付之日，其間所產生之所有利息（包括任何付款要求或判決之前或之後），(iii)由於客戶對於到期之付款無法支付，因而本行依本附件代表客戶進行付款之任何一切開支（但不包括本行有任何義務而為之者），以及(iv)本行為執行本附件所負擔之所有開支，其全部款項，經已完全支付並絕對解除為止。

(b) The pledge shall be a continuing security and enforceable in addition to and not affected by the existence of any other security (whether given by the Customer or otherwise) now or from time to time held by the Bank in respect of or in connection with indebtedness owed by the Customer to the Bank from time to time. Any restriction on the right of consolidating securities shall not apply to the pledge.

(b) 本質押應是持續性擔保，並且是獨立於本行現在或不時擁有之有關於客戶不時積欠本行之負債所存在之任何其他擔保（不論是客戶或其他人提供），可不受其影響而單獨執行。就合併擔保之權利之任何限制，不應適用於本質押。

(c) The Bank shall be entitled to enforce the pledge and may, without demand, notice, legal process or any other action with respect to the Customer or any other person, realise, deal with, sell, negotiate or otherwise dispose of all or some of the Documents and the Goods, at any time and in any way it deems expedient, free from any restrictions and claims and the Bank shall not be liable for any loss or damage arising out of such realisation, dealing, sale, negotiation or disposal if:-

(c) 本行應有權執行本質押，並得於未經對客戶或任何其他人提出付款要求、通知、法律程序或任何其他訴訟之情況下，依其便利而於任何時候以任何方式，不受任何限制或申索之約束，變賣、交易、出售、轉讓或以其他方式處理文件及貨物之全部或部份，且本行毋須就此等變賣、交易、出售、轉讓或處理所產生之任何損失或損害負責，只要：

(i) there is a default in acceptance or payment of any Document;
(i) 任何文件之承兌或付款有違約行為；

(ii) the Customer has failed to pay any amount owing to the Bank when due or is in default in complying with any of the terms of this Schedule or a trust receipt (or such other documents having the same purpose) relating to Goods;
(ii) 客戶未能支付任何積欠本行之到期款項，或違反有關於貨物之本附件或信託提貨(或具相同目的之此等其他文件)中之任何條件；

(iii) the Customer or any drawee or acceptor of a Document is unable or admits to being unable to pay its debts as they become due or is subject to any proceedings in or analogous to insolvency, bankruptcy or liquidation or if legal process is applied for, levied or enforced against the Documents and/or the Goods or any other assets of the Customer;
(iii) 客戶或文件之任何付款人或承兌人無法或承認其無法支付其到期之債務，或遭受任何無支付能力、破產或清盤之訴訟或類似程序，或若已有法律程序是針對文件及/或貨物或客戶之任何其他資產而展開、進行扣押或強制執行；

(iv) any of the assets of the Customer shall be seized or subject to execution under any judgment or subject to receivership;
(iv) 客戶之任何資產依據任何判決應受到扣押，或受到破產管理人之管制；

(v) any action is threatened or taken which might prejudice the Bank's interest in and rights against the Documents and/or the Goods; or
(v) 任何不利於本行在文件及/或貨物上之利益與權利之訴訟，可能發生或已經發生；或

(vi) the Bank considers it desirable to sell the Goods.
(vi) 本行認為出售貨物合於其本意。

(d) The Customer shall immediately upon demand pay any deficiency which may remain owing to the Bank after such realisation, dealing, sale, negotiation or disposal.
(d) 於此等變賣、交易、出售、轉讓或處置之後，客戶一經接獲付款要求，應立即支付剩餘之積欠本行之任何差額。

(e) The Customer hereby irrevocably and unconditionally assigns to the Bank any rights which the Customer may have as the unpaid seller of Goods.
(e) 客戶謹此不可撤銷且無條件地將作為貨物之未獲付款之出賣人所得享有之任何權利讓與本行。

9. **Release of Pledged Goods**
9. **貨物質押之解除**

If Documents or Goods are released to the Customer or to its order, they shall be held by the Customer (or any other person to its order) exclusively for the purpose of their sale or other disposition approved by the Bank on normal trade terms at market value and, in such event (whether or not a trust receipt or such other documents having the same purpose is signed on delivery), the Documents, Goods and the proceeds thereof shall be held on trust for the Bank and solely to its order. All such proceeds shall be kept separate, shall be paid to the Bank immediately upon receipt and the Bank is authorised to demand and/or receive such proceeds from any person without reference to or further authority from the Customer.
如文件或貨物交給客戶或其指定之人，則其被客戶（或其指定之任何其他人）持有，應是專門為其以本行同意之一般貿易條件及市場價格銷售或其他處置之目的而持有，而此時(無論在交付時，具有相同目的之信託提貨或此等其他文件是否已簽署)文件、貨物及其收益應是為本行之信託利益所持有且只能依本行指示為之，所有此等收益應保持獨立，一經受領應立即向本行支付，而本行獲得授權要求及/或自任何人處受領此等收益，而毋須涉及客戶或自客戶處另行取得授權。

10. **Undertakings**
10. **承諾**

(a) The Customer hereby irrevocably and unconditionally undertakes to the Bank:-
(a) 客戶謹此不可撤銷且無條件地向本行承諾：

(i) to insure the Goods at its own expenses for their full value against all insurable risks in such manner as the Bank may require and, if so requested by the Bank, will arrange for the Bank's interest in the Goods to be endorsed on the relevant policy and direct the insurer to make payment direct to the Bank in respect of any damage or loss;
(i) 以其自己之費用，依據本行得要求之該等種類，對所有可投保之危險，為貨物加保全額之保險，同時，若本行提出要求，將為本行於貨物之利益在各該保險單上背書，並指示保險公司將關於任何損害或損失之給付直接支付本行；

(ii) to promptly make payment to the Bank of all insurance proceeds received by it in respect of Goods and, pending payment, will hold such proceeds on trust for the Bank;
(ii) 立即向本行支付其所受領之有關於貨物之所有保險理賠，於支付前，則應是為本行之信託利益而持有此理賠；

(iii) to endorse the Documents in favour of the Bank, deliver and deposit the Documents with the Bank or to its order and note in its records the interest of the Bank in the Documents and the Goods;
(iii) 為本行之利益將文件背書，將文件交付並寄存於本行或其指定之人，並將本行在文件及貨物上之利益登載至其紀錄當中；

(iv) to pay all costs and expenses of and incidental to the delivery, transportation and storage of the Goods;
(iv) 支付貨物交付、運送與倉儲之所有成本與開支及雜費；

(v) to promptly inform the Bank of any event of which it becomes aware which may adversely affect the ability of a buyer to complete the purchase and accept delivery of Goods;
(v) 於其知悉可能有對買主完成採購並接受貨物交付之能力產生不利影響之任何情事時，立即通知本行；

(vi) to procure the prompt release of the Bank from any guarantee, indemnity, other commitment or security which the Bank may have provided in respect of Documents and/or Goods;
(vi) 就本行所提供之關於文件及/或貨物之任何保證、擔保、其他承諾或擔保，促使本行能獲得立即的解除；

(vii) not to or attempt to encumber, transfer, sell, dispose of or otherwise deal with the Documents and/or the Goods except as directed by or with the prior consent of the Bank in writing;
(vii) 除經本行以書面進行指示或事先同意外，不會或不會試圖對文件及/或貨物設定負擔、移轉、出售、處置或進行其他交易；

(viii) to keep the Goods separate from any other property of the Customer or other persons;
(viii) 將貨物保持在與客戶或其他人之任何其他財產獨立分離之狀態；

(ix) not to permit Goods to be processed or altered without the prior written consent of the Bank; and
(ix) 未經本行事先書面同意，不會允許對貨物進行加工或修改；以及

(x) not to take any action which might prejudice the value, condition, quality or quantity of the Goods and/or the effectiveness of the pledge and this Schedule.
(x) 不會提起對於貨物之價值、狀況、品質或數量、及/或質押與本附件之效力產生不利影響之任何訴訟。

(b) The Customer further undertakes that, at the request of the Bank, it shall:-
(b) 客戶進一步承諾，當本行提出要求時，其應：

(i) provide the Bank with such information and/or documents concerning the Documents and the Goods and any proposed sale of Goods as the Bank may require from time to time; and
(i) 提供本行關於文件與貨物，以及本行得不時要求之任何建議之出售貨物之資訊及/或文件；以及

(ii) from time to time keep the Bank promptly informed of the whereabouts of the Goods and of any change in the condition, quality or quantity of the Goods and, upon the request of the Bank, to make the Goods available to the Bank at a place which the Bank may reasonably designate.
(ii) 不時立即告知本行貨物之所在地，以及貨物之狀況、品質或數量之改變，同時，一經本行提出要求，應依據本行所合理指定之地點，將貨物提供予本行。

11. Authorisations
11. 授權

The Customer authorises the Bank:-
客戶授權本行：

(a) to appoint any other person (with full power of substitution) as its correspondent, nominee or agent in connection with any Trade Finance Facilities and the Bank may delegate any of its powers under this Schedule to such person;
(a) 就任何貿易金融融資指定任何其他人(含全面轉委託權力)作為其聯絡人、受任人或代理人，且本行得將其本附件之權力授權給該人員；

(b) to take such steps and to make such payments as it considers necessary and appropriate, at the sole cost of the Customer, to remedy any default by the Customer in compliance with any of its obligations under this Schedule;
(b) 以客戶單獨負擔之成本，依其認為必要適當採取特定措施並為特定之支付，以補救客戶就本附件所負擔之任何義務之任何違反行為；

(c) to insure the Goods to their full value against all insurable risks in the event that the Customer shall fail to do so;
(c) 若客戶未能為貨物就所有可保險之危險加保全額保險，則可自行為貨物加保；

(d) to land and store Goods and to arrange for their shipment;
(d) 裝卸並儲存貨物並安排其裝運；

(e) to enter any premises at any time for the purpose of inspecting and/or securing possession or custody of the Goods and to take such steps as the Bank may at its sole discretion consider necessary or desirable to protect its interest in the Goods;
(e) 於任何時候進入任何場所，以調查及/或確保貨物之佔有或留置，並採取本行得自行決定之必要或希望進行之特定措施，以保護其在貨物上之利益；

(f) to notify any other person of its interest in the Documents and the Goods;
(f) 就其在文件及貨物上之利益，通知任何其他人；

(g) to accept at the Bank's sole discretion American Institute clauses insurance policies or certificates in any case where any Documentary Credit or Standby Credit is issued in favour of a beneficiary in the United States of America or is to be advised through a correspondent or agent in the United States of America:

(g) 當任何跟單信用狀或備用信用狀是為位於美國之受益人而簽發，或是經由位於美國之聯絡人或代理人進行通知，則依據本行自行之決定、接受美國式保險單或證書；

(h) to make payment immediately when due or on demand under any Documentary Credit or Standby Credit, guarantee, indemnity or other commitment or security which the Bank may have provided in respect of Documents, Goods, Services and/or Obligations without reference to or further authority or consent from the Customer or any other person, without enquiry as to the validity or otherwise of any document, claim or demand (irrespective of any dispute by the Customer) and payment by the Bank shall be binding on the Customer; and

(h) 當債務到期，或是依任何跟單信用狀或備用信用狀、保證、擔保或其他本行就有關於文件、貨物、服務及/或義務而提供之承諾或擔保之請求被提出時，立即進行付款，毋須由客戶或任何其他人進行進一步之授權或同意，亦毋須調查任何文件、申索或付款要求（無論客戶是否有任何爭議）之有效性或類似問題，同時，本行之付款應對客戶產生約束力；以及

(i) without prejudice to any other provisions of this Schedule, to debit any account of the Customer with the Bank for any amount referred to in Clause 11(h) at any time after payment by the Bank or any other amount owed by the Customer to the Bank pursuant to this Schedule at any time after the relevant due date.

(i) 在不損及本附件任何其他條款前提下，就第11(h)條所指不時產生之任何款項經本行付款後，或就客戶依據本附件而不時積欠本行之任何款項之各該到期日之後，自客戶在本行之任何帳戶扣款。

12. <u>Foreign Exchange</u>
12. <u>外匯</u>

Subject to the Bank's agreement, the Customer may request the Bank to open any Documentary Credit or Standby Credit in any currency and elect to repay the Bank in any currency other than the currency in which such Documentary Credit or Standby Credit was opened, calculated at such rate which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Customer.

依據本行之同意，客戶得要求本行以任何幣別開立任何跟單信用狀或備用信用狀，並選擇以該跟單信用狀或擔保信用狀所開立之幣別以外之任何幣別償還本行，且以本行所決定適用之相關時間之各該外匯市場之匯率計算，此等決定是最終的，並對客戶有約束力。

Schedule 6
附件六

Security
擔保

1. Shares and other Securities
1. 股份與其他擔保品

1.1 Charge
1.1 押記

All stocks, shares, certificates of deposit, bonds, notes, debenture stock certificates and other securities (whether marketable or not) which may from time to time be lodged or deposited with or held by the Bank or transferred to the Bank or its nominee(s) or registered in the name of the Bank or its nominee(s) (whether for safe custody, security or for any other purpose) together with any substituted securities and all dividends or interests thereon paid or payable after the date of this Agreement and all other monies or rights accruing thereto or offered by way of redemption bonus option or otherwise (all of which are hereinafter included in the expression "Securities") shall be charged to the Bank as a continuing security for the payment, repayment, due and punctual performance and discharge of all the monies, obligations and liabilities whether actual or contingent, alone or jointly, now or at any time hereafter due, owing or incurred by the Customer to the Bank, so that the Bank shall not in any circumstances incur any liability whatsoever in respect of any calls, instalments or other payments.
舉凡不時寄存或寄放於本行、或移轉予本行或其指定人，或登記為本行或其指定人之名義（不論是出於寄存、保全或任何其他目的）之所有股票、股份、存單、債券、票據、債券股份憑證以及其他擔保品（不論是否可在市場交易），以及任何替代性證券，及於本約定書簽署日後對其支付或應付之股息或利息，及其所累計或以贖回分紅選擇權或其他方式提供之所有其他款項或權利（上列所有項目，以下合稱為「擔保品」），均應質押予本行，作為客戶對本行之已到期、客戶積欠本行或客戶致使本行承擔之所有款項、債務與責任，不論其是實際的或是或有的、單獨或連帶的、現在的或任何時候的，其支付、償還、到期準時履行以及清償之持續性擔保品，以使得本行無論於何種情況下，就任何清償命令、分期付款或其他支付義務，均不會招致任何責任。

1.2 Retention and Transfer of Title
1.2 留置權以及權利之移轉

The Customer shall forthwith upon demand deliver and deposit with the Bank and the Bank shall be entitled to (i) retain all stock and share certificates and documents of title relating to the Securities and (ii) transfers of the Securities duly completed in favour of the Bank or otherwise as the Bank may direct and such other documents as the Bank may from time to time require for perfecting its title to the Securities or for enabling it to vest the same in itself or its nominee(s) or in any purchaser or transferee to the intent that the Bank may at any time thereafter consider it prudent so to do present them for registration without notice to the Customer.
客戶一經接獲付款要求，應立即向本行辦理交付及寄存，且本行應有權(i)留置所有股票及股份憑證以及與擔保品相關之權利文件，且(ii)為本行或本行另行指定之人之利益，合法完成擔保品之移轉，且本行為實行其擔保品上之權利，或為使其自身或其委派之人或任何買方或受讓人能獲得前開擔保品之權利，而得不時要求之該等其他文件，本行得於之後之任何時間，以其認為慎重之作法，將之提示以辦理登記，且毋須通知客戶。

1.3 Rights of Securities, Interest and Dividends
1.3 擔保品、利息與股息

(a) At any time after the Bank shall have demanded payment or discharge of any money, obligation or liability hereby secured (or if requested by the Customer):-
(a) 因本約定書而被擔保(或如是客戶之要求)之任何款項、債務或責任之支付或履行，經本行提出付款要求之後，無論在任何時候：

(i) the Bank and any nominee(s) of the Bank wheresoever situate is/are entitled to exercise without further notice in respect of all or any of the Securities all the rights and powers conferred upon mortgagees by the applicable laws of Hong Kong as hereby varied or extended as if the provisions thereof were incorporated in extension in this Agreement and nothing that shall be done by or on behalf of the Bank shall render it liable to account as a mortgagee in possession for any sums other than actual receipts; and
(i) 本行及其位於任何地點之任何指定人，有權在未經提出關於全部或任何擔保品之進一步通知之情況下，行使適用之香港法律中授予抵押權人之一切權利與權力，其效果等同於本合約書經修改或延伸，使法律中之相關條款已構成本約定書之一部，而本行所為，或代表本行所為之行為，均不應產生使本行計為任何款項之專有管有承按人之責任，除非本行已實際上受領該款項；且

(ii) any dividends interests or other payments which may be received or receivable by the Bank or by any nominee(s) in respect of any of the Securities may be applied by the Bank as though they were proceeds of such sale or transfer.
(ii) 就任何擔保品而由本行或其指定人得受領或應收之任何股利、利息或其他帳款，可由本行運用猶如其為該銷售或轉讓之收益。

(b) Until the Bank shall have made demand as provided in Clause 1.3(a) of this Schedule:-
(b) 於本行提出本附件第1.3(a)條之付款要求之前：

(i) the Bank will hold all interests and dividends paid on and received by it in respect of the Securities for the account of the Customer and will pay such interests and dividends to it upon being called upon to do so by the Customer; and

(i) 本行將為客戶持有向本行支付或本行已受領之有關於擔保品之所有利息及股利，並將於客戶所要求之付款時間點，向客戶支付該利息及股利；且

(ii) the Bank will exercise all voting and other rights and powers attached to the Securities as the Customer may from time to time in writing direct.

(ii) 本行將依據客戶不時以書面提供之指示，行使擔保品上附帶之所有投票權及其他權利與權力。

(c) The Bank and its nominee(s) at the sole discretion of the Bank may exercise in the name of the Customer or otherwise at any time whether before or after demand for payment has been made and without any further consent or authority on the part of the Customer in respect of the Securities any voting rights and any and all other rights and powers given to trustees by Sections 11(4) and 11(5) of the Trustee Ordinance (Cap. 29) in respect of securities or property subject to a trust and any powers or rights which may be exercisable by the person in whose name the Securities are registered.

(c) 本行及其指定人，依據本行自行所為之決定，得以客戶等名義，於付款要求之前或之後之任何時間，在客戶並未就相關擔保品為任何進一步之同意或授權之情況下，行使《信託人條例》（第29章）第11(4)、11(5)條中，就信託關係中之擔保品或資產，賦予受託人之任何投票權及任何一切其他權利與權力，以及擔保品登記上記載有可由特定人之名義行使之任何權力或權利。

1.4 Assurances

1.4 保證

(a) The Customer hereby warrants to the Bank that the Customer is the sole beneficial owner of and have a good right to deposit and transfer the title and ownership of the Securities and the same are fully paid up and are free from any lien, charge or encumbrance of any kind.

(a) 客戶謹此向本行保證，客戶是擔保品之權利及所有權之單獨所有人，且有足夠之權利寄存或移轉擔保品，且擔保品價款經已付清，其上並無任何留置權、押記或任何產權負擔。

(b) The Customer hereby undertakes to pay or procure the payment of all calls or other instalments and make all other payments in respect of the Securities and if the Customer defaults in so doing, the Bank may, if it thinks fit, make such payments on its behalf. Any sums so paid by the Bank shall be repayable in full by the Customer to the Bank immediately on demand and pending such repayment shall be a charge on such Securities.

(b) 客戶謹此承諾，對所有請求或其他分期付款予以支付或完成付款，並支付擔保品相關之所有其他款項，且如客戶未能履行此一義務，本行得，如果認為適當，代表其進行該付款。本行因此支付之任何款項，一經提出要求，客戶即應立即全額償還本行，且此等償還義務若還未履行，該擔保品將被扣押。

(c) The Customer hereby undertakes to maintain the value of the Securities at a sum equal to the monies, obligations and liabilities from time to time secured by this Agreement with such margin as may from time to time be specified in writing by the Bank and to pay or procure the payment of all calls, instalments or other payments (if any) in respect of the Securities as and when the same from time to time become due.

(c) 客戶謹此承諾維持擔保品之價值，使其維持等同於本約定書不時所擔保之款項、債務與責任之價額，其間之差額則由本行不時以書面定之，客戶並承諾，於任一到期日對所有請求、分期付款或擔保品相關之所有其他款項（如果有）進行支付或完成付款。

(d) Notwithstanding anything to the contrary herein contained and without prejudice to the generality of the foregoing, all interests and dividends paid on and received by the Bank in respect of the Securities for the account of the Customer shall not constitute the Bank a trustee or likewise in respect thereof for the Customer or any other person. Any such interest and dividends which are unclaimed by the Customer for more than three (3) years will be transferred to the Bank's unclaimed balance account to be dealt with in accordance with the Bank's practice and procedures from time to time and the Bank may deduct and debit therefrom its charges for administration and safekeeping such funds pending collection by the Customer.

(d) 即令本約定書包含任何相反之約定，且在不損及前述意旨前提下，關於擔保品而為客戶向本行支付或本行受領之所有利息與股息，並未使本行就該擔保品成為客戶或任何其他人之受託人或類似身份之人。此等利息與股利客戶未領取之時間超過三年者，其將被移入本行之無人領取帳戶，並依據本行不時之規定與程序予以處理，且本行得將其管理、保管此等客戶未領取資金之費用予以扣除，並自該帳戶中扣款。

IN WITNESS whereof the Customer hereto has executed this Agreement the day and year first above written.
本貸款與擔保總約定書按首端所述日期由客戶簽訂以茲證明：—

[applicable to individual Customer 個人客戶適用]

SIGNED SEALED and DELIVERED)
by the Customer客戶簽署、蓋章及交付)
)
) ______________________________
in the presence of 由下列人士在場見證:-)

SIGNED SEALED and DELIVERED)
by the Customer客戶簽署、蓋章及交付)
)
) ______________________________
in the presence of 由下列人士在場見證:-)

[applicable to Corporate Customer 公司客戶適用]

SEALED with the **COMMON SEAL** of the **Customer**)
and **SIGNED** by)
duly authorized by the board of directors)
蓋法團印章及由 經董事局)
適當授權代表客戶簽署)
) ______________________________
in the presence of 由下列人士在場見證:-)

Witness 對保	Date: 日期：	Witnessed by: 對保人：
	Address: 地址：	

SEALED with the **COMMON SEAL** of the **Customer**)
and **SIGNED** by)
duly authorized by the board of directors)
蓋法團印章及由 Ramachandra Hukunda . 經董事局)
適當授權代表客戶簽署)
)
in the presence of 由下列人士在場見證:-)